UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10405
                                                     ---------

                              ALPINE SERIES TRUST
                              -------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                                   3RD FLOOR
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                               ------------------
                    (Name and address of agent for service)

                                 1-888-785-5578
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end:  OCTOBER 31, 2004
                          ----------------

Date of reporting period:  APRIL 30, 2004
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 (ALPINE LOGO)

                            EQUITY AND INCOME FUNDS

                              DYNAMIC BALANCE FUND

                             DYNAMIC DIVIDEND FUND

                          MUNICIPAL MONEY MARKET FUND

                           TAX OPTIMIZED INCOME FUND

                               SEMI-ANNUAL REPORT

                                 April 30, 2004

     This material must be preceded or accompanied by a current prospectus.


                               TABLE OF CONTENTS
                               -----------------

                   PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS
                                     PAGE 1

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 15

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 25

                            STATEMENTS OF OPERATIONS
                                    PAGE 27

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 29

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 33

                              FINANCIAL HIGHLIGHTS
                                    PAGE 40

PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS                 ALPINE MUTUAL FUNDS

Dear Shareholders:

  We are very pleased to report to our shareholders that all seven Alpine
Mutual Funds have outperformed their respective benchmarks during the fiscal six month period ended April 30, 2004 (please see the ensuing pages of this report for complete performance information). From October, 2003 through March, 2004 equity markets enjoyed a uniformly positive period which came to an abrupt reversal on April 1st as a surprisingly strong job creation report forced many leveraged and interest sensitive investors to adjust their portfolios. Many interest sensitive stocks were actively sold down to levels not seen for almost six months. Despite the high exposure of Alpine's equity portfolios to interest sensitive stocks, four out of our five equity portfolios and both of our income funds actually outperformed their benchmarks during this steep sell-off in April. We believe Alpine's value oriented approach to investing may have enhanced the defensive qualities of our portfolios during April.

  Since management remains a significant long-term investor in our own Funds, it is especially gratifying to note this review period's addition to the multi-year pattern of positive returns for all of the Alpine Funds, as well as their strong peer performance rankings as detailed in the individual fund discussion sections. Please note that Alpine continues to separate the reports of our three real estate funds from our 'Dynamic' series and income funds.

  In the period under review, the capital markets began to transition from a recovery phase to one focused on the possibility of renewed stable economic growth. The uneven and protracted shift from the recession of 2001 to the renewal of economic expansion in 2003 and 2004 was influenced by several factors which have now added increased uncertainty to the stock market. Issues such as the probable end to the accommodative stance of the Federal Reserve, Iraq, terrorism and higher oil prices, plus the vacillating consumer confidence level, and improvement in the previously weak employment numbers are main factors high on the minds of investors. Despite these near-to-medium term uncertainties, the probability that this stage of the business cycle equates to the third inning of a nine-inning baseball game underpins the long-term investment decision process.

  For the equity markets, the above mentioned economic factors of interest rates, oil prices, consumer confidence and corporate employment growth are all interrelated. While higher oil prices might become inflationary, its cost burden could have a slowing effect on the economy and hence limit the upward movement of interest rates. In a similar fashion a decrease in consumer confidence tends to slow domestic consumption which in turn may well limit top line revenue growth and restrain hiring. However, this too might limit interest rates which could sustain strong housing demand. Such vacillation between scenarios creates uncertainty, which is unsettling given the forward looking nature of the equity markets. However, this is not unusual for a market in transition. Many investors are now cautiously evaluating business prospects for 2005 and beyond. The critical issue will be how robust and sustainable that growth is.

  The prospects for further profitable growth in the industrial economy are surely positive with the continuing stimulus of military related defense expenditures. The armaments program is a sustaining force so long as American troops remain under attack in Iraq and Afghanistan. The number of troops in these theaters could most certainly be increased. As the war effort continues, it remains a major contributor to industrial output, adding to the prospect for improving employment, which in itself helps to sustain consumer demand. Industries which became lean and mean with downsized operations after the 2001 recession, are beginning to spend for enhanced productive capacity and employment. Major consumer expenditures, notably housing, remain near peak levels notwithstanding the upward trend in mortgage rates. Only the escalating price of gasoline and other fuels cast a pall over renewed consumer expenditures and corporate efficiencies.

  Given the Federal Reserves history and official comments, it is likely that this era of super stimulation from low interest rates has ended. The market yield on ten-year U.S. Treasury Bonds has already discounted increases in the Fed Funds Rate by rising from 3.88% on April 1, to 4.51% on April 30 and subsequently rising over 4.8% in June. This has occurred even though the Fed has yet to act, and the Fed Fund Rate remains at 1%. A "neutral" Fed Funds Rate of between 2.5% to 3.5% could be achieved in 18-24 months of "measured" rate increases, which should produce a flatter yield curve with the 10-year Treasury Bond yield between 5.5% to 6%. This scenario assumes that neither inflation will re-emerge after almost fourteen-years of averaging roughly 2.5% per year, nor would the economy slide back towards recession.

  Given that a year has passed since the June bottom in long-term yields, Alpine believes that the capital markets are well prepared for the scenario which we outline. Equity investment opportunities in the months ahead will increasingly be centered on those companies which can sustain earnings growth through the latter part of this year and into 2005, despite a potentially less robust economy. Alpine believes that this year's likely GDP growth of 4.5% will moderate to approximately 3% in 2005. The emphasis on continued corporate financial efficiency and sustaining top line revenue growth should be reflected in an ever broader spectrum of mergers and acquisitions (M&A). We do not expect such M&A to be in the spirit of prior decades where conglomeration of dispirit businesses was designed primarily to generate scale. The deals ought likely be aimed at providing supplemental and accelerated growth opportunities in closely related businesses, especially if efficiencies and breadth of offerings can be achieved. This should be particularly beneficial for smaller specialty companies occupying dominant niche positions with product lines supplemental to those of larger companies. For example, the recently announced General Electric acquisition of BHA Group, a small cap producer of power plant air pollution control equipment, demonstrates that even a giant company sees merit in rounding out its business lines by offering a unique technology through the acquisition of a vendor serving the same customers. This is a pattern we expect to see recur. The financial industry, notably banks, should continue the long term trend of mergers and acquisitions, especially where improved interest margins can be obtained as interest rates rise and commercial loan demand concurrently accelerates. We also expect to see consolidations in areas ranging from home building, pharmaceuticals, retailing, to internet services and beyond.

  Alpine believes that companies which can create higher levels of both top line and bottom line growth will probably be favored by the equity markets over the next 12 to 18 months. The bond markets on the other hand have become increasingly risky for investors as the apparent bottoming of interest rates suggests that the specter of possible principal losses may overhang the fixed income markets for the next year or two. We believe that investments in dividend paying stocks will continue to gain favor as a supplement or even replacement for the income component of many portfolios. This significant shift is reinforced by the 2003 tax legislation which favors equity dividend income. Furthermore, we do not expect the potential for a Kerry victory in the Fall to lead to any significant change in this established and increasingly popular tax legislation.

  In summary, we expect modest positive returns for the balance of this fiscal year as the strengthening economy, with continued strong earnings growth from corporate America, is tempered by caution over the extent of interest rate hikes, as well as uncertainty over both geopolitical and domestic political events. We anticipate that positive earnings growth will continue into next year, although very likely not at the lofty pace of the first six months of 2004. While periods with conflicting crosscurrents such as this can create a challenging investment environment, it also creates opportunities for long-term investment. We believe that Alpine's value driven investment strategies, opportunistic methods and fundamental depth of experience will assist us in uncovering a large share of interesting and potentially profitable investments.

  As always, we appreciate your interest and support. We look forward to reporting to you on our progress in the next quarter.

Sincerely,

/s/Samuel A. Lieber

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money. Mutual fund investing involves risk. Principal loss is possible.

Quasar Distributors, LLC, Distributor.  06/04

                          ALPINE DYNAMIC BALANCE FUND

Value of a $10,000 Investment

                  Alpine Dynamic       Moody's Equity Mutual
    Date           Balance Fund         Fund Balanced Index      S&P 500 Index
    ----           ------------         -------------------      -------------
   6/7/2001          $10,000                  $10,000               $10,000
  6/30/2001           $9,960                   $9,726                $9,593
  7/31/2001          $10,100                   $9,703                $9,499
  8/31/2001          $10,180                   $9,398                $8,904
  9/30/2001           $9,993                   $8,916                $8,185
 10/31/2001          $10,164                   $9,090                $8,341
 11/30/2001          $10,325                   $9,406                $8,981
 12/31/2001          $10,481                   $9,439                $9,060
  1/31/2002          $10,461                   $9,360                $8,928
  2/28/2002          $10,613                   $9,277                $8,755
  3/31/2002          $10,738                   $9,438                $9,085
  4/30/2002          $10,707                   $9,252                $8,534
  5/31/2002          $10,615                   $9,242                $8,471
  6/30/2002          $10,309                   $8,902                $7,868
  7/31/2002           $9,991                   $8,537                $7,254
  8/31/2002          $10,145                   $8,620                $7,302
  9/30/2002           $9,378                   $8,162                $6,508
 10/31/2002           $9,471                   $8,465                $7,081
 11/30/2002           $9,822                   $8,724                $7,497
 12/31/2002           $9,614                   $8,509                $7,057
  1/31/2003           $9,468                   $8,393                $6,872
  2/28/2003           $9,353                   $8,364                $6,769
  3/31/2003           $9,434                   $8,388                $6,835
  4/30/2003          $10,228                   $8,778                $7,397
  5/31/2003          $10,939                   $9,127                $7,787
  6/30/2003          $10,892                   $9,182                $7,886
  7/31/2003          $10,797                   $9,168                $8,025
  8/31/2003          $10,923                   $9,304                $8,181
  9/30/2003          $11,179                   $9,350                $8,095
 10/31/2003          $11,696                   $9,613                $8,552
 11/30/2003          $11,940                   $9,703                $8,628
 12/31/2003          $12,377                  $10,009                $9,080
  1/31/2004          $12,525                  $10,144                $9,246
  2/29/2004          $12,981                  $10,281                $9,375
  3/31/2004          $13,151                  $10,248                $9,233
  4/30/2004          $12,363                  $10,019                $9,089

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects voluntary fee waivers in effect. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Moody's Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multiasset global funds. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Moody's Equity Mutual Fund Balanced Index and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 4/30/04

                                                                                  SINCE INCEPTION
                                                  6 MONTHS(1)<F1>     1 YEAR          (6/7/01)
                                                  ---------------     ------      ---------------
Alpine Dynamic Balance Fund                            5.70%          20.87%           7.60%
Moody's Equity Mutual Fund Balanced Index              4.23%          14.14%           0.07%
S&P 500 Index                                          6.27%          22.87%          -3.24%

(1)<F1>  Not annualized.

                          PORTFOLIO DISTRIBUTION*<F2>

                    US Treasury Obligation               11%
                    Cash/Cash Equivalents                 8%
                    Government Agency Bonds               4%
                    Real Estate                          13%
                    Financial-Banks                      12%
                    Financial Services                   11%
                    Construction-Homebuilder             10%
                    Consumer Products & Services          8%
                    Pharmaceuticals                       7%
                    Utilities                             6%
                    Energy                                5%
                    Commercial Products & Services        3%
                    Automobiles                           1%
                    Printing                              1%

TOP 10 HOLDINGS*<F2>

  1.  U.S. Treasury Bond, 6.000%, 2/15/2026                              9.42%
  2.  Federal National Mortgage Association,
        6.250%, 5/15/2029                                                3.71%
  3.  Chelsea Property Group, Inc.                                       3.38%
  4.  Fannie Mae                                                         2.63%
  5.  Pulte Homes, Inc.                                                  2.57%
  6.  Kimberly-Clark Corporation                                         2.39%
  7.  ChevronTexaco Corporation                                          2.39%
  8.  Standard Pacific Corp.                                             2.20%
  9.  U.S. Treasury Bond, 7.250%, 5/15/2016                              2.12%
 10.  Johnson & Johnson                                                  2.07%

*<F2> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                          ALPINE DYNAMIC BALANCE FUND

   We are pleased to report on the fiscal half-year of the Alpine Dynamic Balance Fund, ended April 30, 2004. Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

   The investment result for the fiscal half-year was a total return of 5.69%. This compares with 4.23% for the Moody's Balanced Fund Average and 6.27% for the Standard & Poor's 500 Average. For 12-month period ended April 30th, the Fund returned 20.87%, comparing with 14.14% for the Moody's Balanced Fund Average and 22.87% for the Standard & Poor's 500 Average. Since inception on June 10, 2001, the Fund has had a cumulative compounded return of 23.61%, comparing with 0.19% for the Moody's Balanced Fund Average and -9.1% for the Standard & Poor's 500. The Fund's out-performance trend was interrupted in April this year. In April, when the markets were struck by broad scale apprehension over the trend of interest rates, the Fund lost its leadership position because of pressure on its interest sensitive holdings, particularly homebuilding and real estate investment trusts, U.S. Treasury and Agency Bonds and related financial companies. While shifting about 10% of the portfolio into cash equivalents, we continued to hold our prior investment positions because fundamentals remain strong. We believe that our interest sensitive investments generally are in companies with dynamic growth opportunities and most often with comparative undervaluation. Since the end of April, the Fund began to recover relative position as the bond sell-off subsided, and its investment values rose. New positions, added to take advantage of a selling wave, generated additional return.

   In reporting on the investment results for the Fund during the six months ended April, we think it essential to note that there were three quite separate market environments during this period. November and December marked a continuation of the general recovery trend for equities which had begun in March, 2003, and a beginning bond market recovery after a summer and early fall decline. During this period, your Fund gained 5.81% versus 4.11% and 6.17% respectively for the Moody's Equity Balanced Fund Index and the S&P 500 Index. In January through March, there were limited further advances in both stock and bond averages, yet the Dynamic Balance Fund added 6.26% compared with the S&P 500 Index rising 1.69% and the Moody's Balanced Fund Average rising 2.39%. Finally, in the month of April, both stock and bond markets suffered reversals when interest rates made a sharp upward move. But the Fund gave back some of its prior outperformance, falling -5.99% while the respective indices declined by -2.39% and -1.57%. May once again saw a reversion to the long-term trend of relative outperformance for this Fund.

   The most significant portfolio event of the six months was the proposed acquisition of one of the Fund's largest holdings, FleetBoston Financial Corp. by Bank of America. A gain of 41% was realized on the 40,000 shares sold during this period. Another significant banking industry related acquisition gain was in the shares of BSB Bank Corp. The Fund realized a 73% profit on that portion of its holdings which were long term upon the announced BSB acquisition bid by Partners Trust Financial Group. Other major percentage gains realized during this period include 49% in shares of Taubman Centers Inc., 32% in shares of Ethan Allen Interiors, Inc. and 25% in shares of State Street Corp. In contrast, the major realized loss was in shares of TECO Energy Inc., 44% of cost, as this electric utility encountered problems in its diversification program. After FleetBoston, the largest individual portfolio sale was in the shares of International Business Machines, a gain of 8%. We concluded that the current valuation of IBM adequately discounted the prospective rate of growth as the company continues to effect a transformation from primarily a hardware company to primarily a services business. Further reductions were made in the financial service industry, notably sales of Bank of New York with an 8% loss, and State Street Corp. with a 35% gain.

   Illustrative of the allocations of the Fund is a sampling of the top returns among its equity positions in the six months through April 30th, they are:

                                                             % Return
                                                             --------
          TXU Corp.                                           51.05%
          Consolidated Energy Inc.                            33.54%
          Impac Mortgage Holdings                             33.21%
          Allegheny Energy Inc.                               30.25%
          Kimberly-Clark Corp.                                25.44%
          Chevron Texaco Corp.                                25.37%
          Avery Dennison Corp.                                23.69%
          BSB Bancorp. Inc.                                   23.12%
          SJW Corp.                                           19.26%
          American International Group                        18.01%

   Our goal in sustaining the dynamics of the portfolio was to invest in the shares of companies where we believed growth potential is underestimated and therefore risk limited. New commitments made during this half year included shares in Allegheny Energy Inc., Colgate Palmolive Company, Consolidated Energy Corp., Doral Financial, Golden West Financial, Kimberly-Clark Corp., Lincoln National Corp., R.R. Donnelley & Sons Company, Simon Property Group Inc., Unitrin Corp. and Wyeth Corp. Our goal in this selection is to focus on companies whose dynamic catalysts to growth are currently not being adequately recognized or are believed likely to appear in the relatively near future.

   In the fixed income segment of the portfolio, our major move was the sale of U.S. Treasury Bonds due in 2028, aimed at reducing the overall bond commitment. The remaining bonds continue to have longer dated maturities, ranging from 14 to 25 years. Our interest rate projection for the months ahead suggest that the long-term bond market has adequately adjusted to prospective changes in the interest rate structure, while there is still vulnerability on the shorter-end of the yield curve.

   Particular mention must be made of the continuing effort to participate in the consolidation in the banking industry. We focused on smaller bank holding companies whose strong geographical positioning add potential attractiveness to acquirers. Among new holdings were those in Arrow Financial Corp. (Glens Falls and Saratoga Springs, NY), Hudson United Bank Corp. (New York suburban and exurban markets), Sovereign Bank Corp.(Delaware, north to Massachusetts, excluding New York) and Susquehanna Bankshares (mid-Pennsylvania). We anticipate enhanced earnings opportunities for these institutions as net interest spreads may rise together with commercial loan demand. The role of smaller banks and bankholding companies has been very positive for the Fund. Gains from cost up to April 30th include 81% for Bancorp Rhode Island, 41% for BSB Bancorp, 35.5% for Southside Bankshares, 25.9% for Taylor Capital Corp., and 23.7% for NorthFork Bancorp.

   It is Alpine's belief that both the bond and equity markets have already discounted much of the Federal Reserve's potential rate increases for the next twelve to eighteen months. While our bond/equity weighting remains cautious, we are positive about the portfolio's prospects. With sustained strength in the economy, stimulated by military expenditures, we anticipate a continuing environment in which the search for under-recognized corporate earnings opportunities will prove rewarding. This should also provide defensive characteristics in what may continue to be a volatile political and geopolitical atmosphere.

   We appreciate the continuing support of the Fund's investors.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

INVESTING IN THIS FUND INVOLVES SPECIAL RISKS, INCLUDING BUT NOT LIMITED TO, OPTIONS AND FUTURES TRANSACTIONS. PLEASE REFER TO THE PROSPECTUS FOR FURTHER DETAILS.

                          ALPINE DYNAMIC DIVIDEND FUND

Value of a $10,000 Investment

                Alpine Dynamic       Moody's Equity Mutual
    Date         Dividend Fund      Fund Growth Income Index    S&P 500 Index
    ----         -------------      ------------------------    -------------
  9/22/2003         $10,000                 $10,000                 $10,000
  9/30/2003          $9,980                  $9,753                  $9,742
 10/31/2003         $10,690                 $10,258                 $10,292
 11/30/2003         $10,940                 $10,350                 $10,383
 12/31/2003         $11,763                 $10,804                 $10,927
  1/31/2004         $12,219                 $10,973                 $11,127
  2/29/2004         $12,644                 $11,110                 $11,282
  3/31/2004         $12,567                 $10,960                 $11,112
  4/30/2004         $12,339                 $10,761                 $10,938

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects voluntary fee waivers in effect. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Moody's Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Moody's Equity Mutual Fund Growth Income Index and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 4/30/04

                                                                           SINCE INCEPTION(1)<F3>
                                                         6 MONTHS(1)<F3>         (9/22/03)
                                                         ---------------   ----------------------
Alpine Dynamic Dividend Fund                                 15.42%               23.39%
Moody's Equity Mutual Fund Growth Income Index                4.91%                7.61%
S&P 500 Index                                                 6.27%                9.38%

(1)<F3>  Not annualized.

                          PORTFOLIO DISTRIBUTION*<F4>

                    Financial-Banks                      12%
                    Manufacturing-Diversified             9%
                    Pharmaceuticals                       9%
                    Retail                                9%
                    Energy                                8%
                    Transportation                        6%
                    Food & Beverages                      5%
                    Telecommunications                    4%
                    Utilities                             4%
                    Apparel                               3%
                    Chemicals                             3%
                    Communication & Media                 3%
                    Consumer Products & Services          3%
                    Entertainment                         3%
                    Medical Supplies                      3%
                    Conglomerate                          2%
                    Construction-Materials                2%
                    Printing                              2%
                    Real Estate Investment Trusts         2%
                    Software                              2%
                    Waste Disposal                        2%
                    Automobiles                           1%
                    Computers                             1%
                    Lodging                               1%
                    Cash/Cash Equivalents                 1%

TOP 10 HOLDINGS*<F4>

  1.  Pfizer Inc.                                                    2.57%
  2.  The Liberty Corporation                                        2.48%
  3.  Saks Incorporated                                              2.41%
  4.  Abbott Laboratories                                            2.27%
  5.  Equitable Resources, Inc.                                      2.25%
  6.  BP p.l.c.                                                      2.10%
  7.  General Electric Company                                       2.10%
  8.  Ethan Allen Interiors Inc.                                     1.99%
  9.  Hubbell Incorporated - Class B                                 1.99%
 10.  Raven Industries, Inc.                                         1.98%

*<F4> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                          ALPINE DYNAMIC DIVIDEND FUND

   We are pleased to report that the Alpine Dynamic Dividend Fund has generated strong performance since its inception on September 22, 2003. During this review period, the Fund outperformed both the broad market averages and its fund peers while also distributing an attractive dividend yield. For the six-month period ended April 30th, the Fund provided a total return of 15.42%, with 11.13% in capital appreciation and 4.29% in dividend payments. This compares favorably with a 6.27% total return for the S&P 500 Stock Index and a 4.91% total return for the Moody's Equity Growth Income Index for the same time period. The Alpine Dynamic Dividend Fund ended the period on April 30th with total net assets of $26.91 million, an increase of 158% since inception.

   The Alpine Dynamic Dividend Fund was designed specifically to maximize the amount of distributed dividend income that is qualified for the new 15% tax rate, while also employing a research driven approach to identifying companies with the potential for dividend increases and capital appreciation. We believe we have taken a unique and dynamic approach to maximizing both income and capital appreciation by combining three different investment strategies with a multi-cap focus. These strategies are reflected in both our top 10 holdings as well as our top performing stocks for the six month period.

   First, we run a portion of our portfolio with a dividend capture strategy,
                                                   ----------------
where we invest in consistent, high yielding stocks or in special situations where large cash balances are being returned to shareholders in the form of one-time special dividends. These actions reflect strong corporate balance sheets as well as management incentive to distribute excess cash in the form of dividends due to the new lower tax rates. We enhance the return of our dividend capture portfolio by selectively rotating our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate. Four of our top 10 holdings distributed attractive one-time dividends in 2004, including Liberty Corp. ($4 special dividend), Ethan Allen Interiors ($3 special), Saks Incorporated ($2 special), and Raven Industries ($1.25 special). Another top 10 holding, Equitable Resources, increased its dividend by 27%.

   Second, we have identified core long-term growth and income stocks that have
                                   ---------------------------
attractive current dividend yields plus a catalyst for potential capital appreciation and dividend increases. In our top 10 holdings, we would categorize Pfizer, Abbott Laboratories, and General Electric in this group.

   Our third strategy is what we call "value with a catalyst", where we look for
                                       ---------------------
under-valued or turnaround situations where there may exist or be potential for high current dividend yields due to depressed earnings that we believe are poised to recover. We would categorize two of our top 10 holdings, BP and Hubbell in this group, where we believe there is a strong fundamental rebound in earnings and cash flow over the next several years as well as attractive valuations.

   Capturing dividend increases is an important component of our research and investment strategy. In the six month period ended April 30th, 52 stocks in our portfolio raised their dividends by an average of 39% and 17 issued special dividends ranging from $0.10 to $8, representing current yields of 1% to 38%.

   Although several of our top 10 holdings are from the traditional higher yield, large capitalization segments of the dividend-paying universe, we believe a major factor of our out-performance has been our multi-cap strategy. Our top five performers in the six month period ended April 30th were all small or mid-cap stocks, with market capitalizations ranging from a low of $130 million at International Aluminum to $3.5 billion at Eastman Chemical. Notably, among our best performers were commodity or material stocks, with our top two gainers, Tsakos Energy (up 67.1%) and Frontline (up 53.3%) which are engaged in the business of transporting oil. The other standouts came from Sanderson Farms (up 49.1%), a poultry producer which is benefiting from the increase in demand for chicken associated with the Atkins diet, Eastman Chemical (up 45.3%) and International Aluminum (up 41.2%) benefited from a rebound in demand for chemicals and building materials.

   We would note that the Fund currently has a slightly more defensive posture since our last reporting period. In October 2003, we had no holdings in pharmaceuticals or medical supplies versus 12.3% of the value of the April 2004 portfolio now is held in this group in 7 different stock holdings. In addition, we have scaled back on our interest rate sensitive holdings. In October 2003 we held 19.8% of the portfolio in financials and 20.5% in utilities versus 12.2% of the April 2004 portfolio now in financials and only 4.0% in utilities. At present, we are taking a bit more of a defensive, bar bell approach, where we have large holdings in the pharmaceutical and energy sectors while also maintaining our significant exposure to the industrial and consumer discretionary groups. The interest rate sensitive financials and utilities that remain in the portfolio have catalysts for upside associated with a restructuring and/or an under-appreciated growth opportunity.

   As we look out to 2004, we believe that our portfolio of dividend paying stocks with strong earnings potential and cash flow generation will continue to garner more attention from the investing community, as valuations on many of the lesser quality companies that have had strong runs in 2003 and early 2004 now look over extended. In addition, we believe a large portion of dividend paying stocks will be poised to benefit from the weaker dollar, continuing improvements in global economic demand, improved balance sheets and operational leverage following years of restructuring. In addition, managements have incentive to use excess cash to reward shareholders with improved dividend payouts under the new 15% dividend tax rate. However, these positive fundamentals will be balanced with the risks of rising interest rates and continued geopolitical uncertainties.

   Our approach for the remainder of 2004 is to remain broadly diversified within the dividend paying universe while actively looking for undervalued opportunities to provide outperformance on the upside. The selection of stocks in our portfolio is based on our independent appraisal of each company's potential for profits, dividend growth and market revaluation across a broad spectrum of stock market capitalizations, industries, and international borders. We believe we will continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying situations for dividend increases as well as through our active management of the portfolio.

   Thank you for your participation in what we believe is an excellent start in 2004 as we look forward to a prosperous year.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

                       ALPINE MUNICIPAL MONEY MARKET FUND

                           EQUIVALENT TAXABLE YIELDS
                                 AS OF 4/30/04

                                                             YOUR TAX-EXEMPT
                                                           EFFECTIVE YIELD OF
                                            MARGINAL       1.06% IS EQUIVALENT
  JOINT RETURN         SINGLE RETURN        TAX RATE     TO A TAXABLE YIELD OF:
  ------------         -------------        --------     ----------------------
$58,101-117,250       $29,051-70,350         25.0%                1.41%
$117,251-178,650      $70,351-146,750        28.0%                1.47%
$178,651-319,100      $146,751-319,100       33.0%                1.58%
Over $319,100         Over $319,100          35.0%                1.63%

The chart reflects projected 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult a tax professional to determine their actual 2004 marginal tax rate.

                        ALPINE TAX OPTIMIZED INCOME FUND

Value of a $10,000 Investment

                       Alpine Tax Optimized           Lipper Short Municipal
    Date                    Income Fund                  Debt Funds Index
    ----               --------------------           ----------------------
  12/6/2002                   $10,000                        $10,000
 12/31/2002                   $10,061                        $10,057
  1/31/2003                   $10,091                        $10,079
  2/28/2003                   $10,176                        $10,130
  3/31/2003                   $10,168                        $10,124
  4/30/2003                   $10,252                        $10,146
  5/31/2003                   $10,357                        $10,204
  6/30/2003                   $10,398                        $10,213
  7/31/2003                   $10,317                        $10,171
  8/31/2003                   $10,328                        $10,195
  9/30/2003                   $10,441                        $10,261
 10/31/2003                   $10,412                        $10,256
 11/30/2003                   $10,433                        $10,271
 12/31/2003                   $10,490                        $10,285
  1/31/2004                   $10,514                        $10,314
  2/29/2004                   $10,567                        $10,353
  3/31/2004                   $10,594                        $10,341
  4/30/2004                   $10,525                        $10,287

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees.. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 4/30/04

                                                              6 MONTHS(1)<F5>     1 YEAR      SINCE INCEPTION(2)<F6>
                                                              ---------------     ------      ----------------------
Alpine Tax Optimized Income Fund - Investor Class                  1.08%           2.66%              3.73%
Alpine Tax Optimized Income Fund - Adviser Class                     N/A             N/A             -0.62%
Lipper Short Municipal Debt Funds Index                            0.30%           1.39%              2.05%
Lipper Short Municipal Debt Funds Average                          0.21%           1.18%              1.88%
Lipper Short Municipal Debt Fund Rank - Investor Class               N/A(1)<F5>     2/53               1/49

(1)<F5> Not Annualized. The NASD does not recognize rankings for less than one year.
(2)<F6> Adviser Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 6, 2002.

     ALPINE MUNICIPAL MONEY MARKET FUND / ALPINE TAX OPTIMIZED INCOME FUND

   We are pleased to provide you with the semi-annual report for the Alpine Income Trust for the period ending April 30, 2004. The Income Trust includes both the Alpine Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

   We are very pleased to report that for the six-month period both funds produced strong relative performance comparable to the performance returns of last year. The total return for the Alpine Tax Optimized Income Fund was 1.08% and it was .51% for the Alpine Municipal Money Market Fund. The Lipper peer average for the period was .21% and .19% for the Short Municipal Debt and Tax Exempt Money Market Fund peer groups, respectively.

   Throughout the past six months, the focus of the financial markets was clearly centered on labor market conditions. Having seen improvement in almost every sector of the economy outside of the labor market, fixed income investors turned their attention to employment statistics for information on the strength and sustainability of the economic recovery. Moreover, because the Federal Reserve had specifically mentioned job losses in past statements, investors relied on labor market statistics to provide clues as to when the Fed might increase its target Fed Funds rate.

   For most of this reporting period, the market was hit with a series of disappointing employment reports, prompting a bond market rally that rivaled the one in July. The sharp increase in bond prices was further fueled by a large number of bearish fixed income investors who scrambled to cover short positions they had taken in the bond market before the release of each report.

   In a striking turn of events, the markets were stunned in early April when the Labor Department announced that non-farm payrolls in the US grew by 308,000 during the month of March. The gain in payrolls, which was the largest since April 2000, was far higher then what the market was expecting. Amid speculation that a recovery in the labor market might lead the Federal Reserve to raise the Fed Funds rate earlier than previously expected, bonds sold off sharply. The yield on the 10-Year Treasury note rose from a low of 3.65% on March 16th to 4.50% at the end of April. The money market yield curve steepened dramatically, with the spread between one month and one year paper widening to 42 basis points the day after the report.

   Municipal and Treasury securities traded at similar spreads from the beginning of our reporting period through mid-March. As rates continued to fall, issuers decided to bring new issues to the market to take advantage of the low rates, creating a huge inventory of new deals. With anemic inflows into the bond funds coupled with sticker shock from the retail community, the new supply had to be priced higher to attract investors. This chain of events pushed secondary market yields higher. As ratios increased, municipals became more attractive to crossover investors because after-tax yields significantly exceeded yields from taxable investments.

ALPINE TAX OPTIMIZED INCOME FUND

   The environment for all fixed income securities was fairly volatile through much of the past six months. As a result, we continued to maintain our focus on two areas of the market that we felt offered the best after-tax returns, while at the same shortening the maturity structure of the portfolio. The average maturity at the end of the period was 1.68 years which is about half of what our normal target maturity would be.

   The Fund continued to allocate a majority of its assets to municipal bonds as they continued to trade at very high ratios relative to most taxable securities. We had positioned this sector with an overweighting in one year or less municipal securities to balance out our longer holdings in higher yielding taxable bonds.

   In the taxable sector, we continued our concentration mainly on corporate bonds. As we mentioned in our previous report, we focused on this market as this area continues to provide the Fund with attractive after-tax yields not available in other sectors of the fixed income market. We were fortunate to take advantage of the market during the last year and our corporate holdings provide the Fund with an attractive income stream. Although the spreads on corporate bonds has narrowed, we still feel that they offer some of the best value relative to other sectors of the taxable market. We will continue to focus on sectors of the market that still have some potential for improvement and thus increased value.

   Going forward, we will closely monitor the financial markets as we expect to see the Fed tightening throughout the rest of the year. While we strive to provide an attractive yield for our shareholders, our main goal will be to focus on capital preservation. We will continue to adjust the average maturity as is warranted and look to take advantage of higher rates in the future.

ALPINE MUNICIPAL MONEY MARKET FUND

   With the increase in the Fed Funds Rate not expected until the second half of the year at the earliest and the short-end of the money market yield curve locked firmly in place, rates in the variable rate demand note market were driven exclusively by supply and demand during the past six months. In typical fashion, VRDN rates spiked towards the end of the year and then declined steeply in early January as tax exempt money market funds saw huge cash inflows. As the month progressed, rates began to stabilize and continued that way until late April, where they then backed off again due to seasonal outflows from money funds.

   We essentially followed the same strategies and techniques we have employed in previous periods. Our goal is to invest in securities that we believe represent the best value in the market at any given time. The Fund avoids buying bonds whose repayment is backed solely by income and sales tax revenue, which are among the least predictable and most risky guarantees in the municipal bond world. We try to find revenue streams other than taxes, such as essential services like water or electricity or tolls, and we look for issues that are credit-enhanced, either through insurance or with back-up revenue behind it.

   The Fund continued to emphasize variable rate demand notes which typically comprised about 75% of the portfolio. Variable rate securities typically pay interest at a rate that is reset daily or weekly to reflect the current market rate, and gives the holder the right to sell the bond at par upon a one-day or seven-day notice. As a result, these securities can provide attractive yields and offer the Fund flexibility to take advantage of the market when new opportunities arise. In our opinion, one-year municipal money market securities did not offer sufficient yield advantage over VRDN's to justify adding longer securities to the portfolio, especially as the economy strengthened.

   However, we did take advantage of a few select opportunities during the latter part of this reporting period to extend the Fund's maturity. We purchased a nine-month general market note and two insured bonds due in one-year. Although these purchases extended the Fund's average maturity out to 56 days, we have since allowed the average maturity to shorten and will continue to do so until further buying opportunities become available.

   Thank you for you investment in the Alpine Income Funds.

An investment in these Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

INVESTING IN THESE FUNDS INVOLVES SPECIAL RISKS, INCLUDING BUT NOT LIMITED TO, INVESTING IN MUNICIPAL OBLIGATIONS AND DERIVATIVE SECURITIES, MORTGAGE-RELATED AND ASSET-BACKED INVESTMENTS. PLEASE REFER TO THE PROSPECTUS FOR FURTHER DETAILS.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

ALPINE MUTUAL FUNDS
DYNAMIC BALANCE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

 SHARES/                  SECURITY
PAR VALUE               DESCRIPTION                                   VALUE
---------               -----------                                   -----
COMMON STOCKS -- 76.5%

Automobiles -- 0.7%
     8,000   General Motors Corporation                            $   379,360
                                                                   -----------

Commercial Products & Services -- 2.2%
    10,000   Deere & Company                                           680,400
     2,443   Eagle Materials Inc.                                      160,505
     6,390   Eagle Materials Inc. -- Class B                           408,321
                                                                   -----------
                                                                     1,249,226
                                                                   -----------

Construction -- Homebuilder -- 9.7%
     1,000   Cavco Industries, Inc. (a)<F7>                             39,880
    20,000   Centex Corporation                                        959,000
    18,000   D.R. Horton, Inc.                                         518,400
     5,500   M.D.C. Holdings, Inc.                                     339,845
    30,000   Pulte Homes, Inc.                                       1,475,100
    12,500   The Ryland Group, Inc.                                    986,875
    25,000   Standard Pacific Corp.                                  1,261,000
                                                                   -----------
                                                                     5,580,100
                                                                   -----------

Consumer Products & Services -- 7.9%
    10,000   Avery Dennison Corporation                                642,300
    20,000   Colgate-Palmolive Company                               1,157,600
    21,000   Kimberly-Clark Corporation                              1,374,450
     9,000   The Procter & Gamble Company                              951,750
    28,000   RPM International, Inc.                                   422,240
                                                                   -----------
                                                                     4,548,340
                                                                   -----------

Energy -- 4.7%
    15,000   ChevronTexaco Corporation                               1,372,500
    27,000   CONSOL Energy Inc.                                        773,010
     8,000   Penn Virginia Corporation                                 526,160
                                                                   -----------
                                                                     2,671,670
                                                                   -----------

Financial -- Banks -- 12.0%
    12,000   Arrow Financial Corporation                               345,000
    13,000   Bancorp Rhode Island, Inc.                                457,210
    15,000   Banknorth Group, Inc.                                     459,450
     2,000   BSB Bancorp, Inc.                                          75,000
    11,000   Comerica Incorporated                                     567,930
    21,000   Doral Financial Corp. (b)<F8>                             688,590
     5,000   Golden West Financial Corporation                         525,550
    10,000   Hudson United Bancorp                                     357,300
    26,000   J.P. Morgan Chase & Co.                                   977,600
     5,000   M&T Bank Corporation                                      425,000
    17,000   North Fork Bancorporation, Inc.                           631,040
    11,000   PNC Financial Services Group                              584,100
     2,000   Rurban Financial Corp. (a)<F7>                             26,416
     5,324   Southside Bancshares, Inc.                                 98,015
    13,000   Sovereign Bancorp, Inc.                                   259,740
    15,000   Susquehanna Bancshares, Inc.                              351,000
     4,000   Taylor Capital Group, Inc.                                 83,080
                                                                   -----------
                                                                     6,912,021
                                                                   -----------

Financial Services -- 11.6%
    14,000   Ambac Financial Group, Inc.                               966,000
    13,000   American International Group, Inc.                        931,450
    14,000   The Chubb Corporation                                     966,000
    22,000   Fannie Mae                                              1,511,840
    12,000   Lincoln National Corporation                              538,560
    11,300   Marsh & McLennan Companies, Inc.                          509,630
    36,000   MBNA Corporation                                          877,680
     5,000   The St. Paul Travelers
               Companies, Inc.                                         203,350
     4,000   Unitrin, Inc.                                             158,600
                                                                   -----------
                                                                     6,663,110
                                                                   -----------

Pharmaceutical -- 6.7%
    20,000   Bristol-Myers Squibb Company                              502,000
    22,000   Johnson & Johnson                                       1,188,660
    15,000   Merck & Co. Inc.                                          705,000
    25,000   Pfizer Inc.                                               894,000
    15,000   Wyeth                                                     571,050
                                                                   -----------
                                                                     3,860,710
                                                                   -----------

Printing -- 1.2%
    23,000   R.R. Donnelley & Sons Company                             676,660
                                                                   -----------

Real Estate Investment Trusts -- 13.4%
    10,000   Boston Properties, Inc.                                   470,000
    38,000   Chelsea Property Group, Inc.                            1,938,000
    10,000   Developers Diversified
               Realty Corporation                                      327,500
    20,000   General Growth Properties, Inc.                           542,200
    35,000   Impac Mortgage Holdings, Inc.                             658,350
    10,000   Mack-Cali Realty Corporation                              373,500
    15,000   Maguire Properties, Inc.                                  341,850
    90,000   MeriStar Hospitality Corporation (a)<F7>                  522,000
    56,500   Prime Group Realty Trust (a)<F7>                          312,445
    15,000   Simon Property Group, Inc.                                723,150
    16,000   Taubman Centers, Inc.                                     312,000
     7,000   Town & Country Trust                                      163,660
    20,000   Vornado Realty Trust                                    1,009,000
                                                                   -----------
                                                                     7,693,655
                                                                   -----------

Transportation -- 0.6%
    10,000   Alexander & Baldwin, Inc.                                 315,900
                                                                   -----------

Utilities -- 5.8%
    80,000   Allegheny Energy, Inc. (a)<F7>                          1,102,400
    35,000   Aquila, Inc. (a)<F7>                                      148,750
    10,000   Hawaiian Electric Industries, Inc.                        497,600
    12,000   NUI Corporation                                           199,920
    15,600   SJW Corp.                                                 540,540
    10,000   TXU Corp.                                                 341,400
    30,550   Xcel Energy, Inc.                                         511,101
                                                                   -----------
                                                                     3,341,711
                                                                   -----------
             Total Common Stocks
               (Cost $37,652,875)                                   43,892,463
                                                                   -----------

BONDS AND NOTES -- 15.3%

U.S. Government Agencies -- 3.7%
$2,000,000   Federal National Mortgage
               Association 6.250%, 5/15/2029                         2,130,402
                                                                   -----------

U.S. Government Obligations -- 11.6%
 1,000,000   U.S. Treasury Bond,
               7.250%, 5/15/2016                                     1,218,594
 5,000,000   U.S. Treasury Bond,
               6.000%, 2/15/2026                                     5,408,595
                                                                   -----------
                                                                     6,627,189
                                                                   -----------
             Total Bonds and Notes
               (Cost $8,452,451)                                     8,757,591
                                                                   -----------

SHORT-TERM INVESTMENTS -- 3.6%
 1,800,000   Alpine Municipal
               Money Market Fund                                     1,800,000
   277,000   Federal Home Loan Bank Discount
               Note, 0.650%, 5/03/2004                                 276,990
                                                                   -----------
             Total Short-Term Investments
               (Cost $2,076,990)                                     2,076,990
                                                                   -----------
             Total Investments
               (Cost $48,182,316)                        95.4%      54,727,044
             Other Assets less Liabilities                4.6%       2,669,964
                                                                   -----------
             Total Net Assets                           100.0%     $57,397,008
                                                                   -----------
                                                                   -----------

(a)<F7>  Non-income producing securities.
(b)<F8>  Foreign security.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
DYNAMIC DIVIDEND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

 SHARES/                  SECURITY
PAR VALUE               DESCRIPTION                                   VALUE
---------               -----------                                   -----
COMMON STOCKS -- 98.7%

Apparel -- 3.0%
     5,000   Kellwood Company                                      $   197,250
     8,000   Reebok International Ltd.                                 291,040
    11,500   Saucony, Inc. -- Class B                                  240,350
     5,000   Superior Uniform Group, Inc.                               81,750
                                                                   -----------
                                                                       810,390
                                                                   -----------

Automobiles -- 1.4%
     8,000   General Motors Corporation                                379,360
                                                                   -----------

Chemicals -- 2.7%
    10,000   BASF AG -- ADR                                            517,700
     5,000   Eastman Chemical Company                                  212,850
                                                                   -----------
                                                                       730,550
                                                                   -----------

Communication & Media -- 3.2%
    15,000   The Liberty Corporation                                   673,500
     8,000   The Walt Disney Company                                   184,240
                                                                   -----------
                                                                       857,740
                                                                   -----------

Computers -- 1.2%
    16,000   Hewlett-Packard Company                                   315,200
                                                                   -----------

Conglomerate -- 2.1%
    19,000   General Electric Company                                  569,050
                                                                   -----------

Construction -- Materials -- 1.9%
     6,500   Eagle Materials Inc.                                      427,050
     3,100   International Aluminum Corporation                         93,713
                                                                   -----------
                                                                       520,763
                                                                   -----------

Consumer Products & Services -- 2.9%
    13,400   Newell Rubbermaid Inc.                                    316,776
     6,000   Nu Skin Enterprises, Inc. -- Class A                      142,020
   100,000   Rentokil Initial plc (b)<F10>                             333,390
                                                                   -----------
                                                                       792,186
                                                                   -----------

Energy -- 8.1%
    10,800   BP p.l.c. -- ADR                                          571,320
     2,000   ChevronTexaco Corporation                                 183,000
    13,000   Equitable Resources, Inc.                                 610,870
     2,000   Kinder Morgan, Inc.                                       120,420
    10,000   Repsol YPF, S.A. -- ADR                                   208,800
    12,000   Shell Transport & Trading
               Company plc -- ADR                                      504,840
                                                                   -----------
                                                                     2,199,250
                                                                   -----------

Entertainment -- 2.7%
     8,000   Harrah's Entertainment, Inc.                              425,440
    14,000   Regal Entertainment
               Group -- Class A                                        305,060
                                                                   -----------
                                                                       730,500
                                                                   -----------

Financial -- Banks -- 12.2%
     3,800   Citigroup Inc.                                            182,742
     3,000   Comerica Incorporated                                     154,890
    10,000   Danske Bank A/S -- ADR                                    224,717
     5,000   First Horizon National Corporation                        219,800
    12,200   J.P. Morgan Chase & Co.                                   458,720
    11,000   KeyCorp                                                   326,700
    12,000   Lloyds TSB Group plc -- ADR                               366,960
     2,500   M&T Bank Corporation                                      212,500
     6,000   National City Corporation                                 208,020
     6,600   PNC Financial Services Group                              350,460
     1,500   Wachovia Corporation                                       68,625
     8,000   Washington Mutual, Inc.                                   315,120
     4,000   Wells Fargo & Company                                     225,840
                                                                   -----------
                                                                     3,315,094
                                                                   -----------

Food & Beverages -- 5.2%
     4,000   The Coca-Cola Company                                     202,280
    10,000   ConAgra Foods, Inc.                                       288,900
    10,502   Ingles Markets,
               Incorporated -- Class A                                 117,622
    32,000   Lance, Inc.                                               483,520
    32,575   Rocky Mountain
               Chocolate Factory, Inc.                                 327,737
                                                                   -----------
                                                                     1,420,059
                                                                   -----------

Forestry -- 0.4%
     2,000   Weyerhaeuser Company                                      118,400
                                                                   -----------

Lodging -- 1.2%
    15,000   Accor SA -- ADR                                           315,752
                                                                   -----------

Manufacturing -- Diversified -- 8.8%
     4,500   Caterpillar Inc.                                          349,785
    60,000   GKN plc -- ADR                                            243,660
    16,500   Graco Inc.                                                465,300
    12,000   Hubbell Incorporated -- Class B                           539,280
    16,500   Raven Industries, Inc.                                    536,250
    12,300   Twin Disc, Incorporated                                   266,787
                                                                   -----------
                                                                     2,401,062
                                                                   -----------

Medical Supplies -- 2.8%
    40,500   Meridian Bioscience, Inc.                                 445,500
    11,000   PolyMedica Corporation                                    306,240
                                                                   -----------
                                                                       751,740
                                                                   -----------

Pharmaceutical -- 9.5%
    14,000   Abbott Laboratories                                       616,280
    18,000   Bristol-Myers Squibb Company                              451,800
     6,000   Johnson & Johnson                                         324,180
    10,500   Merck & Co. Inc.                                          493,500
    19,500   Pfizer Inc.                                               697,320
                                                                   -----------
                                                                     2,583,080
                                                                   -----------

Printing -- 1.6%
    14,500   R. R. Donnelley & Sons Company                            426,590
                                                                   -----------

Real Estate Investment Trusts -- 1.7%
     4,000   General Growth Properties, Inc.                           108,440
     5,000   Keystone Property Trust                                   101,700
     6,000   Senior Housing Properties Trust                            89,700
     3,000   Vornado Realty Trust                                      151,350
                                                                   -----------
                                                                       451,190
                                                                   -----------

Retail -- 8.7%
    26,000   Bassett Furniture
               Industries, Incorporated                                466,440
    15,594   Deb Shops, Inc.                                           357,321
    13,000   Ethan Allen Interiors Inc.                                540,410
    45,500   Saks Incorporated (a)<F9>                                 655,200
     6,000   Wal-Mart Stores, Inc.                                     342,000
                                                                   -----------
                                                                     2,361,371
                                                                   -----------

Software -- 2.1%
    78,800   American Software, Inc. -- Class A                        453,100
     5,000   Microsoft Corporation                                     129,850
                                                                   -----------
                                                                       582,950
                                                                   -----------

Telecommunications -- 3.7%
    13,200   Atlantic Tele-Network, Inc.                               417,780
    11,000   Nokia Oyj -- ADR                                          154,110
     5,000   SBC Communications Inc.                                   124,500
    19,000   TDC A/S -- ADR                                            319,580
                                                                   -----------
                                                                     1,015,970
                                                                   -----------

Transportation -- 5.9%
     9,000   Alexander & Baldwin, Inc.                                 284,310
    21,000   Frontline Limited (b)<F10>                                534,450
     5,000   Teekay Shipping Corporation (b)<F10>                      304,000
    20,000   Tsakos Energy Navigation Ltd. (b)<F10>                    485,200
                                                                   -----------
                                                                     1,607,960
                                                                   -----------

Utilities -- 4.0%
     3,000   Ameren Corporation                                        131,160
    17,000   Duke Energy Corporation                                   358,020
     4,600   Hawaiian Electric Industries, Inc.                        228,896
     3,400   National Fuel Gas Company                                  83,266
     5,000   OGE Energy Corp.                                          120,250
     4,600   SJW Corp.                                                 159,390
                                                                   -----------
                                                                     1,080,982
                                                                   -----------

Waste Disposal -- 1.7%
    16,000   Waste Management, Inc.                                    454,400
                                                                   -----------
             Total Common Stocks
               (Cost $26,233,506)                                   26,791,589
                                                                   -----------

SHORT-TERM INVESTMENTS -- 1.4%

U.S. Government Agencies -- 1.4%
   369,000   Federal Home Loan Bank Discount
               Note, 0.650%, 5/03/2004                                 368,987
                                                                   -----------
             Total Short-Term Investments
               (Cost $368,987)                                         368,987
                                                                   -----------
             Total Investments
               (Cost $26,602,493)                       100.1%      27,160,576
             Other Liabilities in
               Excess of Assets                         (0.1%)         (16,941)
                                                                   -----------
             Total Net Assets                           100.0%     $27,143,635
                                                                   -----------
                                                                   -----------

(a)<F9>   Non-income producing securities.
(b)<F10>  Foreign security.
ADR -- American Depository Receipt

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
MUNICIPAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

 SHARES/                  SECURITY
PAR VALUE               DESCRIPTION                                   VALUE
---------               -----------                                   -----
MUNICIPAL BONDS -- 98.9%

Alabama -- 2.0%
             Alabaster Alabama Sewer Revenue
               Warrants (CS: MBIA)
$  435,000     2.000%, 4/01/2005                                   $   437,763
             Dothan Houston County Alabama
               Airport Authority Airport Revenue,
               Pemco Aviation Group Project
               (LOC: Southtrust Bank N.A.)
 1,250,000     1.336%, 5/07/2004 (a)<F11> (b)<F12>                   1,250,000
                                                                   -----------
                                                                     1,687,763
                                                                   -----------

Arkansas -- 0.5%
             Texarkana Arkansas Industrial
               Development Revenue, Precision Roll
               Grinders Inc. Project (CS: ADED GTD)
   425,000     1.950%, 5/01/2004                                       425,000
                                                                   -----------

California -- 7.1%
             State of California Revenue Anticipation
               Warrants -- Series A
 1,000,000     2.000%, 6/16/2004                                     1,000,728
             State of California Revenue Anticipation
               Warrants -- Series B
 4,000,000     2.000%, 6/16/2004                                     4,002,560
             Stockton California Certificates of
               Participation, United Christian Schools
               (LOC: Pacific Capital Bank)
 1,000,000     1.546%, 5/07/2004 (a)<F11> (b)<F12>                   1,000,000
                                                                   -----------
                                                                     6,003,288
                                                                   -----------

Colorado -- 15.9%
             Bachelor Gulch Metropolitan
               District General Obligation
               (LOC: Compass Bank)
 2,865,000     1.200%, 12/01/2004 (b)<F12>                           2,865,000
             Broomfield Colorado Village
               Metropolitan District 2,
               Colorado Special Obligation
               Revenue (LOC: Compass Bank)
 2,000,000     1.436%, 5/07/2004 (a)<F11> (b)<F12>                   2,000,000
             Cherry Creek Colorado South
               Metropolitan District 1 -- Series B
               (LOC: Compass Bank)
 2,000,000     1.400%, 5/07/2004 (b)<F12>                            2,000,000
             Colorado Health Facilities Authority
               Revenue, Longmont United Hospital
               (CS: ACA)
   250,000     2.000%, 12/01/2004                                      250,540
             Fort Collins Colorado Economic
               Development Revenue, Comridge
               LLP Project, (LOC: Bank One
               Colorado N.A.)
 2,340,000     1.316%, 5/07/2004 (a)<F11> (b)<F12>                   2,340,000
             Triview Colorado Metropolitan
               District REF & IMPT -- Series A
               (LOC: Compass Bank)
 1,000,000     1.375%, 4/30/2005 (b)<F12>                          $ 1,000,000
             Vail Colorado Multifamily Housing
               Revenue, Middle Creek Village
               Apartments Project (LOC: California
               Bank & Trust)
 3,000,000     1.366%, 5/07/2004 (a)<F11> (b)<F12>                   3,000,000
                                                                   -----------
                                                                    13,455,540
                                                                   -----------

Florida -- 1.3%
             Hillsborough County Florida
               Industrial Development Authority
               Industrial Development Revenue,
               Ringhaver Equipment Co. Project
               (LOC: Suntrust Bank)
   500,000     1.396%, 5/07/2004 (a)<F11> (b)<F12>                     500,000
             Northern Palm Beach County
               Improvement District Florida,
               Water Control & Improvement
               (CS: Radian)
   565,000     1.500%, 11/01/2004                                      565,000
                                                                   -----------
                                                                     1,065,000
                                                                   -----------

Georgia -- 8.7%
             De Kalb County Development
               Authority Industrial Development
               Revenue, Noland Company Project
               (LOC: Wachovia Bank N.A.)
 1,500,000     1.336%, 5/07/2004 (a)<F11> (b)<F12>                   1,500,000
             Douglas County Development
               Authority Industrial Development
               Revenue, Denyse Signs Inc. Project
               (LOC: Bank of North Georgia)
 1,700,000     1.336%, 5/07/2004 (a)<F11> (b)<F12>                   1,700,000
             Fulton County Development
               Authority Pollution Control Revenue,
               General Motors Corporation Project
   200,000     1.496%, 5/07/2004 (a)<F11> (b)<F12>                     200,000
             Macon-Bibb County Georgia
               Industrial Authority Industrial
               Revenue, IBC Partnership No. 1 Project
               (LOC: Regions Bank)
    65,000     2.084%, 5/07/2004 (a)<F11> (b)<F12>                      65,000
             Rockdale County Georgia
               Development Authority Revenue,
               Great Southern Wood Project
               (LOC: Southtrust Bank, N.A.)
 1,620,000     1.336%, 5/07/2004 (a)<F11> (b)<F12>                   1,620,000
             Walton County Georgia Industrial
               Building Authority Industrial
               Development Revenue, Leggett
               & Platt Inc. Project
               (LOC: Wachovia Bank N.A.)
 2,300,000     1.316%, 5/07/2004 (a)<F11> (b)<F12>                   2,300,000
                                                                   -----------
                                                                     7,385,000
                                                                   -----------

Hawaii -- 1.1%
             Hawaii State Housing Finance &
               Development Corp., Hawaii Rental
               Housing Systems -- Series A
               (LOC: Industrial Bank of Japan)
   300,000     3.830%, 5/07/2004 (a)<F11> (b)<F12>                     300,000
             Hawaii State Housing Finance &
               Development Corp., Hawaii Rental
               Housing Systems -- Series B
               (LOC: Industrial Bank of Japan)
   600,000     3.830%, 5/07/2004 (a)<F11> (b)<F12>                     600,000
                                                                   -----------
                                                                       900,000
                                                                   -----------

Illinois -- 9.5%
             Chicago Illinois Industrial
               Development Revenue, Bullen
               Midwest Inc. Project
               (LOC: LaSalle Bank N.A.)
 1,330,000     1.296%, 5/07/2004 (a)<F11> (b)<F12>                   1,330,000
             Chicago Illinois Solid Waste Disposal
               Facility Revenue, Groot Industries
               Inc. Project (LOC: Bank One N.A.)
 2,100,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                   2,100,000
             Coles Clark Etc Counties Community
               College District No. 517, Lake Land
               Community College
   700,000     3.500%, 12/1/2004                                       708,248
             Elk Grove Village Illinois Industrial
               Development Revenue, Rainbow
               Fish House Inc. Project
               (LOC: American National B&T)
     5,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                       5,000
             Harvard Illinois Healthcare Facility
               Revenue, Harvard Memorial
               Hospital Inc. Project
               (LOC: M&I Bank)
 1,430,000     1.366%, 5/07/2004 (a)<F11> (b)<F12>                   1,430,000
             Illinois Development Finance
               Authority Industrial Development
               Revenue, Alpha Beta Press Inc. Project,
               (LOC: American National B&T)
   660,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                     660,000
             Illinois Development Finance
               Authority Limited Obligation
               Revenue, Dynapace Corp. Project
               (LOC: Bank One N.A.)
   400,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                     400,000
             Illinois Development Finance
               Authority Limited Obligation
               Revenue, SWD Inc. Project
               (LOC: LaSalle National Bank)
   600,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                     600,000
             Illinois Development Finance
               Authority Multifamily Revenue,
               Butterfield Creek Project
               (LOC: LaSalle Bank N.A.)
   800,000     1.336%, 5/07/2004 (a)<F11> (b)<F12>                     800,000
                                                                   -----------
                                                                     8,033,248
                                                                   -----------

Indiana -- 3.5%
             East Chicago Indiana Industrial
               Economic Development Revenue,
               Robinson Steel Inc. Project
               (LOC: LaSalle Bank N.A.)
   630,000     1.296%, 5/07/2004 (a)<F11> (b)<F12>                     630,000
             Elkhart County Industrial Economic
               Development Revenue, Schult
               Operating Co. Project
               (LOC: Wells Fargo Bank N.A.)
   765,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                     765,000
             Hammond Indiana Economic
               Development Revenue, A.M. Castle
               & Co. Project (LOC: Bank of
               America N.A.)
   400,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                     400,000
             Indianapolis Indiana Industrial
               Development Revenue, Hoosier
               Gasket Corp. Project (LOC: Bank
               One Indianapolis)
   195,000     1.950%, 5/07/2004 (a)<F11> (b)<F12>                     195,000
             Noblesville Indiana Building
               Corporation, Bond Anticipation Notes
 1,000,000     1.400%, 7/01/2004                                     1,000,000
                                                                   -----------
                                                                     2,990,000
                                                                   -----------

Louisiana -- 2.4%
             Ascension Parish Louisiana Solid Waste
               Disposal, Allied Signal Inc. Project
 2,000,000     1.436%, 5/07/2004 (a)<F11> (b)<F12>                   2,000,000
                                                                   -----------

Michigan -- 0.8%
             Michigan State Job Development
               Authority Revenue, Fisher Big Wheel
               Inc. Project (LOC: Bayerische Hypo-
               Und-Vereinsbank)
   700,000     1.675%, 5/07/2004 (a)<F11> (b)<F12>                     700,000
                                                                   -----------

Minnesota -- 2.1%
             Elk River Minnesota Multifamily
               Housing Revenue, Elk River Estates
               Project (LOC: Associated Bank)
   800,000     1.386%, 5/07/2004 (a)<F11> (b)<F12>                     800,000
             St. Cloud Minnesota Housing &
               Redevelopment Authority Industrial
               Development Revenue. CMMB
               LLP Project (LOC: Bremer Bank N.A.)
 1,000,000     1.636%, 5/07/2004 (a)<F11> (b)<F12>                   1,000,000
                                                                   -----------
                                                                     1,800,000
                                                                   -----------

Missouri -- 1.0%
             Springfield Center Missouri City
               Development Corporation Bond
               Anticipation Notes -- Series A
   825,000     2.000%, 4/30/20005                                      826,126
                                                                   -----------

New York -- 6.8%
             Haverstraw Stony Point New York
               Central School District Bond
               Anticipation Notes (CS: State Aid
               Withholding)
 4,100,000     2.000%, 1/21/2005                                     4,120,363
             Long Island Power Authority
               New York Electric System
               Revenue -- Series B
 1,000,000     3.000%, 12/01/2004                                    1,009,282
             Oswego County New York
               Resource Recovery
   580,000     6.500%, 6/01/2004                                       582,277
                                                                   -----------
                                                                     5,711,922
                                                                   -----------

North Carolina -- 1.2%
             Mecklenburg County Industrial
               Facilities and Pollution Control
               Financing Authority Industrial
               Revenue, Okaya Shinnichi America
               (LOC: Tokai Bank Ltd.)
 1,000,000     2.400%, 5/07/2004 (a)<F11> (b)<F12>                   1,000,000
                                                                   -----------

Ohio -- 1.2%
             Lorain County Ohio Hospital Revenue,
               Catholic Healthcare Authority Project
 1,000,000     5.000%, 10/01/2004                                    1,015,559
                                                                   -----------

Oklahoma -- 3.6%
             Grand River Dam Authority
               Oklahoma Revenue
 3,000,000     4.000%, 6/01/2004                                     3,006,303
                                                                   -----------

Pennsylvania -- 2.4%
             Philadelphia Pennsylvania
               Redevelopment Authority Revenue
               Cap Fund -- Series C (CS: FSA)
   400,000     1.500%, 12/01/2004                                      400,000
             Somerset County Pennsylvania
               Hospital Authority Hospital Revenue,
               Somerset Community Hospital
               Project (SPA: PNC Bank N.A.)
 1,615,000     1.300%, 3/01/2005 (b)<F12>                            1,615,000
                                                                   -----------
                                                                     2,015,000
                                                                   -----------

South Carolina -- 0.6%
             South Carolina Jobs-Economic
               Development Authority, Trimite
               Powders Inc. Project (LOC:
               Wachovia Bank of SC)
   530,000     2.000%, 9/01/2004 (a)<F11> (b)<F12>                     530,000
                                                                   -----------

Tennessee -- 4.0%
             Jackson Tennessee Health Educational
               & Housing Facility Board Multifamily
               Revenue, Creekside Apartments Project
               (LOC: First Tennessee Bank)
   330,000     2.000%, 5/07/2004 (a)<F11> (b)<F12>                     330,000
             Metropolitan Government Nashville
               and Davidson County Industrial
               Revenue, American Cancer Society
               Project (LOC: Amsouth Bank)
 2,500,000     1.237%, 5/07/2004 (a)<F11> (b)<F12>                   2,500,000
             Rutherford County Tennessee
               Industrial Development Board
               Industrial Building Revenue, Derby
               Industries Inc. Project (LOC: Fifth
               Third Bank)
   585,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                     585,000
                                                                   -----------
                                                                     3,415,000
                                                                   -----------

Texas -- 4.3%
             Montgomery County Texas Industrial
               Development Corporation Industrial
               Development Revenue, Medical
               Manufacturing Partners Project
               (LOC: Bank One Texas N.A.)
 2,100,000     1.350%, 5/07/2004 (a)<F11> (b)<F12>                   2,100,000
             Port Corpus Christi Authority Texas
               Nueces County Solid Waste Disposal,
               Flint Hills Project
 1,500,000     1.416%, 5/07/2004 (a)<F11> (b)<F12>                   1,500,000
                                                                   -----------
                                                                     3,600,000
                                                                   -----------

Virginia -- 2.4%
             Orange County Virginia Industrial
               Development Authority Revenue,
               Zamma Corp. Project (LOC:
               Southtrust Bank N.A.)
 2,000,000     1.286%, 5/07/2004 (a)<F11> (b)<F12>                   2,000,000
                                                                   -----------

Washington -- 6.3%
             Washington State Economic
               Development Finance Authority
               Economic Development Revenue,
               B&H Dental Laboratory Project
               (LOC: Washington Mutual Bank)
 2,225,000     1.586%, 5/07/2004 (a)<F11> (b)<F12>                   2,225,000
             Washington State Economic
               Development Finance Authority
               Economic Development Revenue,
               Belina Interiors Inc. -- Series F
               (LOC: Keybank N.A.)
 1,110,000     1.316%, 5/07/2004 (a)<F11> (b)<F12>                   1,110,000
             Washington State Economic
               Development Finance Authority
               Economic Development Revenue,
               Hillstrom Ventures LLC Project
               (LOC: Washington Mutual Bank)
 2,000,000     1.586%, 5/07/2004 (a)<F11> (b)<F12>                   2,000,000
                                                                   -----------
                                                                     5,335,000
                                                                   -----------

Wisconsin -- 3.9%
             Hillsboro Wisconsin Community
               Development Authority Industrial
               Development Revenue, Whitehall
               Specialties Inc. Project (LOC: Bank
               One N.A.)
   615,000     1.277%, 5/07/2004 (a)<F11> (b)<F12>                     615,000
             Marshfield Wisconsin Industrial
               Development Revenue, Beatrice
               Cheese Project (LOC: Wachovia
               Bank & Trust)
 2,500,000     1.436%, 5/07/2004 (a)<F11> (b)<F12>                   2,500,000
             Sturgeon Bay Wisconsin Industrial
               Development Revenue, Midwest
               Wire Realty Project (LOC:
               Associated Bank)
   200,000     1.386%, 5/07/2004 (a)<F11> (b)<F12>                     200,000
                                                                   -----------
                                                                     3,315,000
                                                                   -----------

Multistate -- 6.3%
             Class B Revenue Bond Certificates
               Series Trust 2004-1
               (CS: AIG Retirement Services, Inc.)
 3,740,000     1.436%, 5/07/2004 (a)<F11> (b)<F12>                   3,740,000
             Pooled Multi-Family Puttable
               Floating Option Tax-Exempt Receipts
 1,600,000     1.286%, 5/07/2004 (a)<F11> (b)<F12>                   1,600,000
                                                                   -----------
                                                                     5,340,000
                                                                   -----------
             Total Municipal Bonds
               (cost $83,554,749)                                   83,554,749
                                                                   -----------
             Total Investments
               (cost $83,554,749)                        98.9%      83,554,749
             Other Assets
               less Liabilities                           1.1%         950,438
                                                                   -----------
             Net Assets                                 100.0%     $84,505,187
                                                                   -----------
                                                                   -----------

(a)<F11> Variable Rate Security -- The rate reported is the rate in effect as of April 30, 2004. The date shown is the next reset date.
(b)<F12>   Maturity date represents first available put date.
CS - Credit Support
LOC - Letter of Credit
SPA - Standby Purchase Agreement

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
TAX OPTIMIZED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

 SHARES/                  SECURITY
PAR VALUE               DESCRIPTION                                   VALUE
---------               -----------                                   -----
BONDS -- 99.1%

CORPORATE BONDS -- 38.0%
             Bank of America Corporation
$1,000,000     3.250%, 8/15/2008                                   $   974,228
             Boeing Capital Corporation
 1,800,000     5.750%, 2/15/2007                                     1,913,441
             CIT Group Inc.
 1,150,000     5.910%, 11/23/2005                                    1,204,724
   500,000     4.000%, 5/08/2008                                       500,237
             Daimler-Chrysler NA Holding Co.
 2,000,000     4.750%, 1/15/2008                                     2,028,948
             Ford Motor Credit Company
 2,400,000     6.875%, 2/01/2006                                     2,540,342
             General Motors Acceptance Corporation
 1,200,000     6.125%, 8/28/2007                                     1,268,050
             GMAC Commercial Holding Trust
 2,500,000     2.320%, 7/27/2004                                     2,485,983
             The Goldman Sachs Group, Inc.
 1,575,000     4.125%, 1/15/2008                                     1,596,385
             Household Finance Corporation
 2,000,000     4.625%, 1/15/2008                                     2,056,826
             International Lease Finance Corporation
 3,000,000     4.750%, 2/15/2008                                     3,100,722
             Time Warner Inc.
 1,000,000     6.150%, 5/01/2007                                     1,069,858
                                                                   -----------
             Total Corporate Bonds
               (Cost $20,176,130)                                   20,739,744
                                                                   -----------

MUNICIPAL BONDS -- 61.1%

Alabama -- 0.8%
             University of Alabama University
               Revenue, Huntsville General
               Fees -- Series A (CS: FSA)
   460,000     2.050%, 12/01/2004                                      462,328
                                                                   -----------

Alaska -- 2.6%
             Alaska Industrial Development &
               Export Authority, Revolving
               Fund -- Series A (CS: GO of Auth.)
 1,400,000     4.500%, 4/01/2005                                     1,429,582
                                                                   -----------

Arizona -- 1.8%
             Maricopa County Arizona Pollution
               Control Corporation Pollution
               Control Revenue, Arizona Public
               Service Company -- Series D
 1,000,000     1.875%, 3/01/2005 (b)<F14>                              998,080
                                                                   -----------

Arkansas -- 3.7%
             Searcy Arkansas Industrial
               Development Revenue,
               Yarnell Ice Cream Co. Project
               (SPA: Amsouth Bank of Alabama)
 2,000,000     2.214%, 1/01/2010 (a)<F13>                            2,000,000
                                                                   -----------

California -- 3.7%
             California Pollution Control
               Financing Authority Solid Waste
               Disposal Revenue, Republic
               Services Inc. Project
 1,000,000     2.000%, 12/01/2004 (b)<F14>                             999,770
             California Statewide Communities
               Development Authority Solid Waste
               Facilities Revenue, Waste
               Management Inc. Project
               (CS: Waste Management Inc.)
 1,000,000     2.900%, 3/31/2007 (b)<F14>                            1,000,000
                                                                   -----------
                                                                     1,999,770
                                                                   -----------

Colorado -- 6.3%
             Colorado Health Facilities Authority
               Revenue, Evangelical Lutheran
 3,405,000     2.800%, 10/01/2004                                    3,413,240
                                                                   -----------

Indiana -- 5.5%
             Indiana State Development Finance
               Authority Solid Waste Disposal ,
               Revenue Waste Management
               Inc. Project
 1,000,000   2.700%, 10/01/2004 (b)<F14>                             1,001,180
             Vigo County Indiana Industrial
               Development Revenue, Republic
               Services Inc. Project
 2,000,000     1.815%, 5/07/2004 (a)<F13> (b)<F14>                   2,000,000
                                                                   -----------
                                                                     3,001,180
                                                                   -----------

Massachusetts -- 5.0%
             Massachusetts State Development
               Finance Agency Environmental
               Improvement Revenue,
               Mead Corp. Project -- Series A
 1,500,000     2.250%, 5/07/2004 (b)<F14>                            1,500,000
             Massachusetts State Industrial
               Financing Agency Industrial
               Revenue, Asahi/America Inc.
               (LOC: Citizens Bank of MA)
 1,250,000     3.125%, 3/01/2009 (b)<F14>                            1,229,475
                                                                   -----------
                                                                     2,729,475
                                                                   -----------

Michigan -- 5.6%
             Michigan State Strategic Fund,
               Dow Chemical Project
 1,000,000     3.100%, 12/01/2004 (b)<F14>                           1,006,960
 1,000,000     3.800%, 6/01/2006 (b)<F14>                            1,025,060
             Michigan State Strategic Fund
               Solid Waste Disposal Revenue,
               Waste Management
 1,000,000     2.200%, 2/01/2005 (b)<F14>                              998,530
                                                                   -----------
                                                                     3,030,550
                                                                   -----------

Missouri -- 2.8%
             St. Louis County Missouri Industrial
               Development Authority Multifamily
               Housing Revenue, Pinetree
               Apartments -- Series A
   825,000     5.200%, 11/15/2004 (b)<F14>                             830,478
             St. Louis Missouri Airport Revenue
               Project, Series C (CS: MBIA)
   680,000     3.000%, 7/01/2004                                       681,707
                                                                   -----------
                                                                     1,512,185
                                                                   -----------

New Hampshire -- 1.8%
             New Hampshire State Business
               Finance Authority Pollution
               Control Revenue
 1,000,000     2.050%, 2/01/2005 (b)<F14>                            1,003,280
                                                                   -----------

New Mexico -- 2.7%
             Farmington New Mexico Pollution
               Control Revenue, Public Service-
               San Juan Project
 1,500,000     2.100%, 4/01/2006 (b)<F14>                            1,491,930
                                                                   -----------

New York -- 5.5%
             St. Catherine Siena Medical Center /
               NY Taxable Revenue Bonds
 3,000,000     5.750%, 05/30/2004 (a)<F13> (b)<F14>                  3,000,000
                                                                   -----------

North Carolina -- 4.6%
             Mecklenburg County North Carolina
               Industrial Facilities & Pollution
               Control Financing Authority
               Industrial Revenue, Okaya
               Shinnichi America
               (LOC: Tokai Bank Ltd.)
 2,490,000     2.400%, 5/07/2004 (a)<F13> (b)<F14>                   2,490,000
                                                                   -----------

Ohio -- 2.9%
             Ohio State Air Quality Development
               Authority Revenue, Toledo
 1,600,000     2.200%, 10/01/2004 (b)<F14>                           1,598,480
                                                                   -----------

Oklahoma -- 0.5%
             Oklahoma Development Finance
               Authority Hospital Revenue, Duncan
               Regional Hospital Project -- Series A
   250,000     2.500%, 12/01/2004                                      250,878
                                                                   -----------

Texas -- 4.2%
             Cypress-Fairbanks Texas Independent
               School District, Schoolhouse-Series B
                (SPA: Toronto-Dominion Bank)
 1,200,000     5.000%, 8/15/2007 (b)<F14>                            1,291,836
             Matagorda County Texas Navigation
               District No. 1 Pollution Control
               Revenue, Central Power & Light
 1,000,000     2.350%, 11/01/2004 (b)<F14>                           1,000,000
                                                                   -----------
                                                                     2,291,836
                                                                   -----------

Washington -- 1.1%
             Washington State Housing Finance
               Community Nonprofit Revenue,
               Childhaven Project
               (LOC: Washington Mutual Bank)
   600,000     1.227%, 5/01/2004 (a)<F13> (b)<F14>                     600,000
                                                                   -----------
             Total Municipal Bonds
               (cost $33,295,356)                                   33,302,794
                                                                   -----------
             Total Bonds
               (cost $53,471,486)                                   54,042,538
                                                                   -----------

MONEY MARKET FUNDS -- 0.2%
    69,295   Federated Government Obligations
               Fund -- Institutional Shares                             69,295
                                                                   -----------
             Total Money Market Funds
               (cost $69,295)                                           69,295
                                                                   -----------
             Total Investments
               (cost $53,540,781)                        99.3%      54,111,833
             Other Assets
               less Liabilities                           0.7%         404,807
                                                                   -----------
             Net Assets                                 100.0%     $54,516,640
                                                                   -----------
                                                                   -----------

(a)<F13> Variable Rate Security -- The rate reported is the rate in effect as of April 30, 2004. The date shown is the next reset date.
(b)<F14>  Maturity date represents first available put date.
CS - Credit Support
LOC - Letter of Credit
SPA - Standby Purchase Agreement

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2004 (UNAUDITED)

                                                       DYNAMIC       DYNAMIC
                                                       BALANCE       DIVIDEND
                                                         FUND          FUND
                                                       -------       --------
ASSETS:
   Investments, at value(1)<F15>                      $54,727,044  $27,160,576
   Cash                                                     1,247           81
   Dividends receivable                                    67,061      201,832
   Interest receivable                                    154,682           --
   Receivable for capital shares issued                        --      242,300
   Receivable for investment securities sold            2,636,724      603,786
   Prepaid expenses and other assets                       15,151       14,861
                                                      -----------  -----------
       Total assets                                    57,601,909   28,223,436
                                                      -----------  -----------

LIABILITIES:
   Payable for investment securities purchased                 --      995,292
   Payable for capital shares redeemed                    102,823       14,610
   Accrued expenses and other liabilities:
       Investment advisory fees                            55,608       18,126
       Other                                               46,470       51,773
                                                      -----------  -----------
       Total liabilities                                  204,901    1,079,801
                                                      -----------  -----------
NET ASSETS                                            $57,397,008  $27,143,635
                                                      -----------  -----------
                                                      -----------  -----------

NET ASSETS REPRESENTED BY
   Capital stock                                      $49,570,634  $24,851,568
   Accumulated undistributed net investment income        140,384       83,963
   Accumulated net realized gains from investments,
     short sales, and foreign currencies                1,141,262    1,650,021
   Net unrealized appreciation on investments           6,544,728      558,083
                                                      -----------  -----------
       TOTAL NET ASSETS                               $57,397,008  $27,143,635
                                                      -----------  -----------
                                                      -----------  -----------

NET ASSET VALUE
   Net assets                                         $57,397,008  $27,143,635
   Shares of beneficial interest
     issued and outstanding                             4,941,672    2,285,104
   Net asset value, offering price and
     redemption price per share                           $11.61        $11.88

(1)<F15>  Cost of Investments                         $48,182,316  $26,602,493

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2004 (UNAUDITED)

                                                      MUNICIPAL   TAX OPTIMIZED
                                                    MONEY MARKET      INCOME
                                                        FUND           FUND
                                                    ------------  -------------
ASSETS:
   Investments, at value(1)<F16>                     $83,554,749   $54,111,833
   Interest receivable                                   338,663       436,535
   Receivable for capital shares issued                  722,011            --
   Prepaid expenses and other assets                      23,332        23,023
                                                     -----------   -----------
       Total assets                                   84,638,755    54,571,391
                                                     -----------   -----------

LIABILITIES:
   Dividends payable to shareholders                       1,464           954
   Accrued expenses and other liabilities:
       Investment advisory fees                           11,055        19,051
       Payable to custodian                               69,606         3,937
       Other                                              51,443        30,809
                                                     -----------   -----------
       Total liabilities                                 133,568        54,751
                                                     -----------   -----------
NET ASSETS                                           $84,505,187   $54,516,640
                                                     -----------   -----------
                                                     -----------   -----------

NET ASSETS REPRESENTED BY
   Capital stock                                     $84,505,187   $53,916,359
   Accumulated undistributed net investment income            --         4,145
   Accumulated net realized gains
     from investments sold                                    --        25,084
   Net unrealized appreciation on investments                 --       571,052
                                                     -----------   -----------
       TOTAL NET ASSETS                              $84,505,187   $54,516,640
                                                     -----------   -----------
                                                     -----------   -----------

NET ASSET VALUE
   Adviser Class Shares
       Net assets                                    $     5,004   $     4,972
       Shares of beneficial interest
         issued and outstanding                            5,004           490
       Net asset value, offering price
         and redemption price per share                    $1.00        $10.15
   Investor Class Shares
       Net assets                                    $84,500,183   $54,511,668
       Shares of beneficial interest
         issued and outstanding                       84,500,183     5,368,363
       Net asset value, offering price
         and redemption price per share                    $1.00        $10.15

(1)<F16>  Cost of Investments                        $83,554,749   $53,540,781

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                        DYNAMIC       DYNAMIC
                                                        BALANCE      DIVIDEND
                                                          FUND         FUND
                                                        -------      --------
INVESTMENT INCOME:
   Interest income                                     $  264,037   $    2,225
   Dividend income*<F17>                                  661,200      968,832
                                                       ----------   ----------
       Total investment income                            925,237      971,057
                                                       ----------   ----------

EXPENSES:
   Investment advisory fees                               287,921      101,884
   Administration fees                                     17,350       10,010
   Fund accounting fees                                    16,930       13,436
   Audit fees                                               6,880        9,980
   Custodian fees                                           6,850        6,918
   Legal fees                                                 310        3,148
   Registration and filing fees                             9,992       12,786
   Printing fees                                            2,376        5,172
   Transfer agent fees                                      9,962        7,434
   Trustee fees                                             1,800        1,810
   Other fees                                               3,645          100
                                                       ----------   ----------
Total expenses before expense
  recovery (reimbursement) by Adviser                     364,016      172,678
   Expense recovery (reimbursement) by Adviser             24,693      (35,135)
                                                       ----------   ----------
       Net expenses                                       388,709      137,543
                                                       ----------   ----------
Net investment income                                     536,528      833,514
                                                       ----------   ----------

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Long transactions                                1,309,857    1,683,132
       Short transactions                                      --       (3,286)
       Foreign currencies                                      --        1,591
                                                       ----------   ----------
       Net realized gain                                1,309,857    1,681,437
                                                       ----------   ----------
   Change in unrealized
     appreciation / depreciation on investments         1,254,954     (222,305)
                                                       ----------   ----------
Net realized/unrealized gain on investments             2,564,811    1,459,132
                                                       ----------   ----------
Change in net assets resulting from operations         $3,101,339   $2,292,646
                                                       ----------   ----------
                                                       ----------   ----------
*<F17>  Net of foreign taxes withheld                  $      216   $   18,312
                                                       ----------   ----------
                                                       ----------   ----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                      MUNICIPAL   TAX OPTIMIZED
                                                    MONEY MARKET      INCOME
                                                        FUND           FUND
                                                    ------------  -------------
INVESTMENT INCOME:
   Interest income                                    $552,175      $911,191
                                                      --------      --------
       Total investment income                         552,175       911,191
                                                      --------      --------

EXPENSES:
   Investment advisory fees                            184,039       213,650
   Administration fees                                  22,251        16,456
   Distribution fees -- Adviser Class                        1             1
   Fund accounting fees                                 23,251        17,455
   Audit fees                                            6,976         6,876
   Custodian fees                                        5,904         5,276
   Interest expense                                      2,081            --
   Legal fees                                            2,880         2,600
   Registration and filing fees                         20,559        13,214
   Printing fees                                         1,992         1,142
   Transfer agent fees                                  20,887        15,619
   Trustee fees                                          1,770         1,770
   Insurance expense                                     1,686         1,956
                                                      --------      --------
Total expenses before expense
  reimbursement by Adviser                             294,277       296,015
   Less: Reimbursement by Adviser                     (154,119)     (125,094)
                                                      --------      --------
       Net expenses                                    140,158       170,921
                                                      --------      --------
Net investment income                                  412,017       740,270
                                                      --------      --------

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                         --        25,114
   Change in unrealized
     appreciation/depreciation on investments               --       (96,531)
                                                      --------      --------
Net realized/unrealized loss on investments                 --       (71,417)
                                                      --------      --------
Change in net assets resulting from operations        $412,017      $668,853
                                                      --------      --------
                                                      --------      --------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    DYNAMIC BALANCE FUND
                                                                            ------------------------------------
                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                             APRIL 30, 2004     OCTOBER 31, 2003
                                                                            ----------------    ----------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income                                                       $   536,528         $ 1,057,657
   Net realized gain (loss) on investments                                       1,309,857             (30,104)
   Change in unrealized appreciation/depreciation on investments                 1,254,954           9,058,775
                                                                               -----------         -----------
   Change in net assets resulting from operations                                3,101,339          10,086,328
                                                                               -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Shareholders:
       From net investment income                                                 (502,841)         (1,020,091)
                                                                               -----------         -----------
   Change in net assets resulting from distributions to shareholders              (502,841)         (1,020,091)
                                                                               -----------         -----------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                     1,354,831           1,436,616
   Dividends reinvested                                                            446,497             896,893
   Cost of shares redeemed                                                        (759,152)           (670,726)
                                                                               -----------         -----------
   Change in net assets from shares of beneficial interest transactions          1,042,176           1,662,783
                                                                               -----------         -----------
       Total change in net assets                                                3,640,674          10,729,020
                                                                               -----------         -----------

NET ASSETS:
   Beginning of period                                                          53,756,334          43,027,314
                                                                               -----------         -----------
   End of period*<F18>                                                         $57,397,008         $53,756,334
                                                                               -----------         -----------
                                                                               -----------         -----------
*<F18>  Including undistributed net investment income of                       $   140,384         $   106,697
                                                                               -----------         -----------
                                                                               -----------         -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        DYNAMIC DIVIDEND FUND
                                                                            ---------------------------------------------
                                                                                                     FOR THE PERIOD
                                                                                               SEPTEMBER 22, 2003(1)<F20>
                                                                            SIX MONTHS ENDED             THROUGH
                                                                             APRIL 30, 2004         OCTOBER 31, 2003
                                                                            ----------------   --------------------------
                                                                              (UNAUDITED)
OPERATIONS:
   Net investment income                                                       $   833,514             $    71,597
   Net realized gain (loss) on:
       Long transactions                                                         1,683,132                 (31,416)
       Short transactions                                                           (3,286)                     --
       Foreign currencies                                                            1,591                      --
   Change in unrealized appreciation/depreciation on investments                  (222,305)                780,388
                                                                               -----------             -----------
   Change in net assets resulting from operations                                2,292,646                 820,569
                                                                               -----------             -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Shareholders:
       From net investment income                                                 (821,894)                     --
                                                                               -----------             -----------
   Change in net assets resulting from distributions to shareholders              (821,894)                     --
                                                                               -----------             -----------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                    12,421,531              12,717,086
   Dividends reinvested                                                            734,418                      --
   Redemption fees                                                                   4,007                      --
   Cost of shares redeemed                                                      (1,014,433)                (10,295)
                                                                               -----------             -----------
   Change in net assets from shares of beneficial interest transactions         12,145,523              12,706,791
                                                                               -----------             -----------
       Total change in net assets                                               13,616,275              13,527,360
                                                                               -----------             -----------

NET ASSETS:
   Beginning of period                                                          13,527,360                      --
                                                                               -----------             -----------
   End of period*<F19>                                                         $27,143,635             $13,527,360
                                                                               -----------             -----------
                                                                               -----------             -----------
*<F19>  Including undistributed net investment income of                       $    83,963             $    72,343
                                                                               -----------             -----------
                                                                               -----------             -----------

(1)<F20>  Commencement of Operations

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     MUNICIPAL MONEY MARKET FUND
                                                                             ---------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                                                  DECEMBER 5, 2002(1)<F21>
                                                                             SIX MONTHS ENDED             THROUGH
                                                                              APRIL 30, 2004          OCTOBER 31, 2003
                                                                             ----------------     ------------------------
                                                                               (UNAUDITED)
OPERATIONS:
   Net investment income                                                       $   412,017              $   468,679
   Net realized loss on investments                                                     --                      (36)
   Change in unrealized appreciation/depreciation on investments                        --                       --
                                                                               -----------              -----------
   Change in net assets resulting from operations                                  412,017                  468,643
                                                                               -----------              -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Adviser Class Shareholders:
       From net investment income                                                       (3)                      --
   Distributions to Investor Class Shareholders:
       From net investment income                                                 (412,014)                (468,643)
                                                                               -----------              -----------
   Change in net assets resulting from distributions to shareholders              (412,017)                (468,643)
                                                                               -----------              -----------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                    90,329,928              102,670,596
   Dividends reinvested                                                            400,378                  466,068
   Cost of shares redeemed                                                     (65,351,498)             (44,010,285)
                                                                               -----------              -----------
   Change in net assets from shares of beneficial interest transactions         25,378,808               59,126,379
                                                                               -----------              -----------
       Total change in net assets                                               25,378,808               59,126,379
                                                                               -----------              -----------

NET ASSETS:
   Beginning of period                                                          59,126,379                       --
                                                                               -----------              -----------
   End of period                                                               $84,505,187              $59,126,379
                                                                               -----------              -----------
                                                                               -----------              -----------

(1)<F21>  Commencement of Operations

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      TAX OPTIMIZED INCOME FUND
                                                                             ---------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                                                  DECEMBER 6, 2002(1)<F23>
                                                                             SIX MONTHS ENDED             THROUGH
                                                                              APRIL 30, 2004          OCTOBER 31, 2003
                                                                             ----------------     ------------------------
                                                                               (UNAUDITED)
OPERATIONS:
   Net investment income                                                       $   740,270              $ 1,060,845
   Net realized gain on investments                                                 25,114                   54,913
   Change in unrealized appreciation/depreciation on investments                   (96,531)                 667,583
                                                                               -----------              -----------
   Change in net assets resulting from operations                                  668,853                1,783,341
                                                                               -----------              -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Adviser Class Shareholders
       From net investment income                                                      (23)                      --
   Distributions to Investor Class Shareholders:
       From net investment income                                                 (736,102)              (1,060,845)
       From net realized gains on investments                                      (31,474)                 (23,469)
                                                                               -----------              -----------
   Change in net assets resulting from distributions to shareholders              (767,599)              (1,084,314)
                                                                               -----------              -----------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                     6,995,874               57,078,436
   Dividends reinvested                                                            756,892                1,083,329
   Cost of shares redeemed                                                      (8,728,003)              (3,270,169)
                                                                               -----------              -----------
   Change in net assets from shares of beneficial interest transactions           (975,237)              54,891,596
                                                                               -----------              -----------
       Total change in net assets                                               (1,073,983)              55,590,623
                                                                               -----------              -----------

NET ASSETS:
   Beginning of period                                                          55,590,623                       --
                                                                               -----------              -----------
   End of period*<F22>                                                         $54,516,640              $55,590,623
                                                                               -----------              -----------
                                                                               -----------              -----------
*<F22>  Including undistributed net investment income of                       $     4,145              $        --
                                                                               -----------              -----------
                                                                               -----------              -----------

(1)<F23>  Commencement of Operations

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2004 (UNAUDITED)

1.   ORGANIZATION:

     Alpine Series Trust (the "Series Trust") was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine Income Trust (the "Income Trust") was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act, as an open-end management investment company. Alpine Dynamic Balance Fund and Alpine Dynamic Dividend Fund are two separate funds of the Series Trust and Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund are two separate funds of the Income Trust. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (individually referred to as a "Fund" and collectively, "the Funds") are diversified funds. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds. Effective March 30, 2004, the Alpine Municipal Money Market Fund and the Alpine Tax Optimized Income Fund began to offer both Investor Class and Adviser Class shares.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Dynamic Balance, Dynamic Dividend and Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

     The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

     B.   REPURCHASE AGREEMENTS:

     The Funds may invest in repurchase agreements. A custodian holds securities pledged as collateral for repurchase agreements on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D.   SHORT SALE TRANSACTIONS:

     The Dynamic Balance Fund and the Dynamic Dividend Fund are authorized to engage in short selling. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must borrow the security to deliver to the buyer when effecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, a fund maintains collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

     E.   INTEREST EXPENSE:

     The Funds are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The Dynamic Balance Fund and the Alpine Municipal Money Market Fund incurred interest expense totaling $15 and $2,081 for the six months ended April 30, 2004.

     F.   FEDERAL TAXES:

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     G.   DIVIDENDS AND DISTRIBUTIONS:

     The Dynamic Balance Fund, the Dynamic Dividend Fund and the Tax Optimized Income Fund intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund's net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     H.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Tax Optimized Income Fund and Municipal Money Market Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

     I.   FOREIGN EXCHANGE TRANSACTIONS:

     The Dynamic Balance and Dynamic Dividend Funds may invest up to 15% of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     J.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     DYNAMIC BALANCE FUND

                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             APRIL 30, 2004              OCTOBER 31, 2003
                                                          -------------------           ------------------
                                                          SHARES       AMOUNT           SHARES      AMOUNT
                                                          ------       ------           ------      ------
     Shares sold                                          113,174    $ 1,354,831        138,742   $  1,436,616
     Shares issued in reinvestment of dividends            37,966        446,497         91,251        896,893
     Shares redeemed                                      (63,202)      (759,152)       (68,511)      (670,726)
                                                          -------    -----------        -------   ------------
     Total net change                                      87,938    $ 1,042,176        161,482   $  1,662,783
                                                          -------    -----------        -------   ------------
                                                          -------    -----------        -------   ------------

     DYNAMIC DIVIDEND FUND

                                                                                         FOR THE PERIOD
                                                                                   SEPTEMBER 22, 2003(1)<F24>
                                                           SIX MONTHS ENDED                   THROUGH
                                                            APRIL 30, 2004               OCTOBER 31, 2003
                                                         --------------------          -------------------
                                                         SHARES        AMOUNT          SHARES       AMOUNT
                                                         ------        ------          ------       ------
     Shares sold                                        1,040,527    $12,421,531      1,266,615   $ 12,717,086
     Shares issued in reinvestment of dividends            62,009        734,418             --             --
     Redemption fees                                           --          4,007             --             --
     Shares redeemed                                      (83,085)    (1,014,433)          (962)       (10,295)
                                                        ---------    -----------      ---------   ------------
     Total net change                                   1,019,451    $12,145,523      1,265,653   $ 12,706,791
                                                        ---------    -----------      ---------   ------------
                                                        ---------    -----------      ---------   ------------

     (1)<F24>  Commencement of operations.

     MUNICIPAL MONEY MARKET FUND

                                                                                         FOR THE PERIOD
                                                                                    DECEMBER 5, 2002(1)<F25>
                                                           SIX MONTHS ENDED                   THROUGH
                                                            APRIL 30, 2004               OCTOBER 31, 2003
                                                         --------------------          -------------------
                                                         SHARES        AMOUNT          SHARES       AMOUNT
                                                         ------        ------          ------       ------
     Investor Class
        Shares sold                                    90,324,928    $90,324,928    102,670,596   $102,670,596
        Shares issued in reinvestment of dividends        400,374        400,374        466,068        466,068
        Shares redeemed                               (65,351,498)   (65,351,498)   (44,010,285)   (44,010,285)
                                                      -----------    -----------    -----------   ------------
        Total net change                               25,373,804    $25,373,804     59,126,379   $ 59,126,379
                                                      -----------    -----------    -----------   ------------
                                                      -----------    -----------    -----------   ------------

     Adviser Class
        Shares sold                                         5,000    $     5,000             --   $         --
        Shares issued in reinvestment of dividends              4              4             --             --
        Shares redeemed                                        --             --             --             --
                                                      -----------    -----------    -----------   ------------
        Total net change                                    5,004    $     5,004             --   $         --
                                                      -----------    -----------    -----------   ------------
                                                      -----------    -----------    -----------   ------------

     (1)<F25>  Commencement of operations.

     TAX OPTIMIZED INCOME FUND

                                                                                         FOR THE PERIOD
                                                                                    DECEMBER 6, 2002(1)<F26>
                                                           SIX MONTHS ENDED                   THROUGH
                                                            APRIL 30, 2004               OCTOBER 31, 2003
                                                         --------------------          -------------------
                                                         SHARES        AMOUNT          SHARES       AMOUNT
                                                         ------        ------          ------       ------
     Investor Class
        Shares sold                                       685,917    $ 6,990,874      5,668,318   $ 57,078,436
        Shares issued in reinvestment of dividends         74,162        756,870        115,511      1,083,329
        Shares redeemed                                  (852,259)    (8,728,003)      (323,286)    (3,270,169)
                                                         --------    -----------      ---------   ------------
        Total net change                                  (92,180)   $  (980,259)     5,460,543   $ 54,891,596
                                                         --------    -----------      ---------   ------------
                                                         --------    -----------      ---------   ------------

     Adviser Class
        Shares sold                                           488    $     5,000             --   $         --
        Shares issued in reinvestment of dividends              2             22             --             --
        Shares redeemed                                        --             --             --             --
                                                         --------    -----------      ---------   ------------
        Total net change                                      490    $     5,022             --   $         --
                                                         --------    -----------      ---------   ------------
                                                         --------    -----------      ---------   ------------

     (1)<F26>  Commencement of operations.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2004 are as follows:

                                           NON-U.S. GOVERNMENT              U.S. GOVERNMENT
                                        ------------------------       ------------------------
                                        PURCHASES        SALES         PURCHASES        SALES
                                        ---------      ---------       ---------      ---------
     Dynamic Balance Fund              $13,668,898    $14,628,881     $1,063,437     $2,124,844
     Dynamic Dividend Fund              30,712,453     18,854,663             --             --
     Tax Optimized Income Fund          12,846,690      9,864,460             --             --

5.   DISTRIBUTION PLANS:

     Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor. The Municipal Money Market Fund and the Tax Optimized Income Fund have each adopted a distribution plan (the "Plan") for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets. Amounts paid under the plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Municipal Money Market Fund incurred $1 and the Tax Optimized Income Fund incurred $1 pursuant to the plan for the period ended April 30, 2004.

     The plan for the Municipal Money Market Fund and the Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not "interested persons" as defined by the 1940 Act of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund's average daily net assets for the Dynamic Balance Fund and the Dynamic Dividend Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund's average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund's average daily net assets.

     The Adviser agreed to reimburse the Dynamic Balance Fund, the Dynamic Dividend Fund and the Tax Optimized Income Fund to the extent necessary to ensure that the Funds' total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35% and 0.60% of the Funds' average daily net assets, respectively. For the period November 1, 2003 through March 9, 2004, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 0.32% of the Fund's average daily net assets. Effective March 10, 2004, the Adviser raised the amount of total operating expenses to be capped from 0.32% to 0.37% of the Fund's average daily net assets. The Adviser may recover from each Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the six months ended April 30, 2004, the Adviser waived investment advisory fees totaling $35,135, $154,119 and $125,094 for the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund, respectively. For the six months ended April 30, 2004, the Adviser recovered previous reimbursed/absorbed expenses totaling $24,693 for the Dynamic Balance Fund.

     Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

     Year of Expiration  Dynamic Balance Fund          Dynamic Dividend Fund
     ------------------  --------------------          ---------------------
     10/31/05            $45,313                       $    --
     10/31/06            $73,377                       $22,179
     10/31/07            $    --                       $35,135

     Year of Expiration  Municipal Money Market Fund   Tax Optimized Income Fund
     ------------------  ---------------------------   -------------------------
     10/31/06            $175,958                      $181,472
     10/31/07            $154,119                      $125,094

7.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                DYNAMIC          DYNAMIC          MUNICIPAL           TAX
                                                BALANCE          DIVIDEND           MONEY          OPTIMIZED
                                                 FUND              FUND          MARKET FUND      INCOME FUND
                                                -------          --------        -----------      -----------
     Cost of investments                      $48,896,691       $13,409,021      $59,044,482       $55,510,837
                                              -----------       -----------      -----------       -----------
                                              -----------       -----------      -----------       -----------
     Gross unrealized appreciation            $ 7,963,556       $   856,845      $        --       $   688,754
     Gross unrealized depreciation             (2,658,328)          (76,640)              --           (21,171)
                                              -----------       -----------      -----------       -----------
     Net unrealized appreciation              $ 5,305,228       $   780,205      $        --       $   667,583
                                              -----------       -----------      -----------       -----------
                                              -----------       -----------      -----------       -----------
     Undistributed ordinary income            $    84,368       $    72,343      $        --       $    31,444
     Undistributed long-term capital gain              --                --               --                --
                                              -----------       -----------      -----------       -----------
     Total distributable earnings             $    84,368       $    72,343      $        --       $    31,444
                                              -----------       -----------      -----------       -----------
                                              -----------       -----------      -----------       -----------
     Other accumulated losses
       and temporary differences              $  (161,721)      $   (31,233)     $        --       $        --
                                              -----------       -----------      -----------       -----------
     Total accumulated earnings               $ 5,227,875       $   821,315      $        --       $   699,027
                                              -----------       -----------      -----------       -----------
                                              -----------       -----------      -----------       -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and REIT tax adjustments.

     The tax character of distributions paid during the periods ended October 31, 2003 and 2002 were as follows:

     DYNAMIC BALANCE FUND                         2003             2002
                                                  ----             ----
     Ordinary income                           $1,020,091        $1,090,248
     Long-term capital gain                            --                --
                                               ----------        ----------
                                               $1,020,091        $1,090,248
                                               ----------        ----------
                                               ----------        ----------

     DYNAMIC DIVIDEND FUND                        2003
                                                  ----
     Ordinary income                                   --
     Long-term capital gain                            --
                                               ----------
                                                       --
                                               ----------
                                               ----------

     MUNICIPAL MONEY MARKET FUND                  2003
                                                  ----
     Exempt interest dividends                 $  468,643
     Long-term capital gain                            --
                                               ----------
                                               $  468,643
                                               ----------
                                               ----------

     TAX OPTIMIZED INCOME FUND                    2003
                                                  ----
     Ordinary income                           $  574,675
     Exempt interest dividends                    509,639
     Long-term capital gain                            --
                                               ----------
                                               $1,084,314
                                               ----------
                                               ----------

     Capital loss carryovers as of October 31, 2003 are as follows:

                                     Net Capital             Capital Loss
                                Loss Carryover*<F27>     Carryover Expiration
                                --------------------     --------------------
     Dynamic Balance Fund             $140,968                 10/31/10
                                        20,753                 10/31/11
     Dynamic Dividend Fund              31,233                 10/31/11

     *<F27> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.

8.   AVAILABILITY OF PROXY VOTING INFORMATION

     Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2004 will be available after August 31, 2004 on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 DYNAMIC BALANCE FUND
                                                           -----------------------------------------------------------------
                                                           SIX MONTHS ENDED     YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                               APRIL 30,       OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                                                 2004              2003            2002        2001 (A)<F28>
                                                           ----------------    -----------     -----------     -------------
                                                              (UNAUDITED)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.08            $ 9.17          $10.10           $10.00
                                                                ------            ------          ------           ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.11              0.22            0.24             0.09
   Net realized/unrealized gains (losses) on investments          0.52              1.91           (0.91)            0.07
                                                                ------            ------          ------           ------
   Total from investment operations                               0.63              2.13           (0.67)            0.16
                                                                ------            ------          ------           ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                          (0.10)            (0.22)          (0.25)           (0.06)
   Net realized gains on investments                                --                --           (0.01)              --
                                                                ------            ------          ------           ------
   Total distributions                                           (0.10)            (0.22)          (0.26)           (0.06)
                                                                ------            ------          ------           ------
NET ASSET VALUE, END OF PERIOD                                  $11.61            $11.08         $  9.17           $10.10
                                                                ------            ------          ------           ------
                                                                ------            ------          ------           ------

TOTAL RETURN                                                      5.70%(b)<F29>    23.50%          (6.82)%           1.64%(b)<F29>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                           $57,397           $53,756         $43,027          $38,203
   Ratio of expenses to average net assets:
      Before waivers and recoveries                               1.26%(c)<F30>     1.51%           1.50%            1.40%(c)<F30>
      After waivers and recoveries                                1.35%(c)<F30>     1.35%           1.35%            1.35%(c)<F30>
   Ratio of net investment income to average net assets           1.86%(c)<F30>     2.26%           2.45%            2.55%(c)<F30>
   Portfolio turnover                                               27%               39%             42%               9%

(a)<F28> For the period from June 7, 2001 (commencement of operations) to October 31, 2001.
(b)<F29>  Not Annualized.
(c)<F30>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                         DYNAMIC DIVIDEND FUND
                                                              ---------------------------------------------
                                                              SIX MONTHS ENDED           PERIOD ENDED
                                                               APRIL 30, 2004      OCTOBER 31, 2003(A)<F31>
                                                              ----------------     ------------------------
                                                                (UNAUDITED)
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.69                   $10.00
                                                                   ------                   ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.48(b)<F32>             0.06
   Net realized/unrealized gains on investments                      1.16                     0.63
                                                                   ------                   ------
   Total from investment operations                                  1.64                     0.69
                                                                   ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.45)                      --
   Net realized gains on investments                                   --                       --
                                                                   ------                   ------
   Total distributions                                              (0.45)                      --
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $11.88                   $10.69
                                                                   ------                   ------
                                                                   ------                   ------

TOTAL RETURN                                                        15.42%(c)<F33>            6.90%(c)<F33>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                              $27,144                  $13,527
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              1.69%(d)<F34>            3.11%(d)<F34>
      After waivers and reimbursements                               1.35%(d)<F34>            1.35%(d)<F34>
   Ratio of net investment income to average net assets              8.18%(d)<F34>            5.69%(d)<F34>
   Portfolio turnover                                                  95%                       9%

(a)<F31> For the period from September 22, 2003 (commencement of operations) to October 31, 2003.
(b)<F32> Net investment income is calculated using average shares outstanding during the period.
(c)<F33>  Not Annualized.
(d)<F34>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          MUNICIPAL MONEY
                                                            MARKET FUND
                                                       ----------------------
                                                            PERIOD ENDED
                                                       APRIL 30, 2004(A)<F35>
                                                       ----------------------
                                                            (UNAUDITED)
ADVISER CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                            $1.00
                                                                -----

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                         --(b)<F36>
     Net realized/unrealized gains on investments                  --
                                                                -----
     Total from investment operations                              --(b)<F36>
                                                                -----

LESS DISTRIBUTIONS:
     Dividends from net investment income                          --(b)<F36>
     Net realized gains on investments                             --
                                                                -----
     Total distributions                                           --(b)<F36>
                                                                -----
NET ASSET VALUE, END OF PERIOD                                  $1.00
                                                                -----
                                                                -----

TOTAL RETURN                                                     0.07%(c)<F37>

RATIOS/SUPPLEMENTARY DATA:
     Net Assets at end of period                               $4,972
     Ratio of expenses to average net assets:
        Before waivers and reimbursements                        0.93%(d)<F38>
        After waivers and reimbursements                         0.62%(d)<F38>
     Ratio of net investment income to average net assets        0.75%(d)<F38>

(a)<F35> For the period from March 30, 2004 (commencement of operations) to April 30, 2004.
(b)<F36>  Amount is less than $0.005.
(c)<F37>  Not Annualized.
(d)<F38>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      MUNICIPAL MONEY MARKET FUND
                                                              ---------------------------------------------
                                                              SIX MONTHS ENDED           PERIOD ENDED
                                                               APRIL 30, 2004      OCTOBER 31, 2003(A)<F39>
                                                              ----------------     ------------------------
                                                                (UNAUDITED)
INVESTOR CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.00                    $1.00
                                                                    -----                    -----

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.01                     0.01
   Net realized/unrealized gains on investments                        --                       --
                                                                    -----                    -----
   Total from investment operations                                  0.01                     0.01
                                                                    -----                    -----

LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.01)                   (0.01)
   Net realized gains on investments                                   --                       --
                                                                    -----                    -----
   Total distributions                                              (0.01)                   (0.01)
                                                                    -----                    -----
NET ASSET VALUE, END OF PERIOD                                      $1.00                    $1.00
                                                                    -----                    -----
                                                                    -----                    -----

TOTAL RETURN                                                         0.50%(b)<F40>            1.00%(b)<F40>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                              $84,500                  $59,126
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              0.72%(c)<F41>            0.73%(c)<F41>
      After waivers and reimbursements                               0.34%(c)<F41>            0.32%(c)<F41>
   Ratio of net investment income to average net assets              1.01%(c)<F41>            1.09%(c)<F41>

(a)<F39> For the period from December 5, 2002 (commencement of operations) to October 31, 2003.
(b)<F40>  Not Annualized.
(c)<F41>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          TAX OPTIMIZED
                                                           INCOME FUND
                                                      ----------------------
                                                           PERIOD ENDED
                                                      APRIL 30, 2004(A)<F42>
                                                      ----------------------
ADVISER CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.26
                                                              ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                        0.02
   Net realized/unrealized losses on investments               (0.08)
                                                              ------
   Total from investment operations                            (0.06)
                                                              ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.05)
   Net realized gains on investments                              --
                                                              ------
   Total distributions                                         (0.05)
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $10.15
                                                              ------
                                                              ------

TOTAL RETURN                                                   (0.62)%(b)<F43>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period                                $4,972
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                         1.17%(c)<F44>
      After waivers and reimbursements                          0.85%(c)<F44>
   Ratio of net investment income to average net assets         2.52%(c)<F44>
   Portfolio turnover                                             28%(d)<F45>

(a)<F42> For the period from March 30, 2004 (commencement of operations) to April 30, 2004.
(b)<F43>  Not Annualized.
(c)<F44>  Annualized.
(d)<F45> Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 TAX OPTIMIZED INCOME FUND
                                                                        ---------------------------------------------
                                                                        SIX MONTHS ENDED           PERIOD ENDED
                                                                         APRIL 30, 2004      OCTOBER 31, 2003(A)<F46>
                                                                        ----------------     ------------------------
                                                                          (UNAUDITED)
INVESTOR CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.18                   $10.00
                                                                             ------                   ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                       0.14                     0.23
   Net realized/unrealized gains (losses) on investments                      (0.03)                    0.18
                                                                             ------                   ------
   Total from investment operations                                            0.11                     0.41
                                                                             ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                                       (0.13)                   (0.23)
   Net realized gains on investments                                          (0.01)                      --(d)<F49>
                                                                             ------                   ------
   Total distributions                                                        (0.14)                   (0.23)
                                                                             ------                   ------
NET ASSET VALUE, END OF PERIOD                                               $10.15                   $10.18
                                                                             ------                   ------
                                                                             ------                   ------

TOTAL RETURN                                                                   1.08%(b)<F47>            4.12%(b)<F47>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                                        $54,512                  $55,591
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                                        1.04%(c)<F48>            1.02%(c)<F48>
      After waivers and reimbursements                                         0.60%(c)<F48>            0.60%(c)<F48>
   Ratio of net investment income to average net assets                        2.60%(c)<F48>            2.48%(c)<F48>
   Portfolio turnover                                                            28%(e)<F50>              46%

(a)<F46> For the period from December 6, 2002 (commencement of operations) to October 31, 2003.
(b)<F47>  Not Annualized.
(c)<F48>  Annualized.
(d)<F49>  Amount is less than $0.005.
(e)<F50> Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                                    TRUSTEES
                                Samuel A. Lieber
                               Laurence B. Ashkin
                                 H. Guy Leibler

                               INVESTMENT ADVISER
                      Alpine Management and Research, LLC
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                              www.alpinefunds.com

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 SUB-CUSTODIAN
                              The Bank of New York
                                One Wall Street
                               New York, NY 10286

                         TRANSFER AGENT & ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                           411 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                                 Blank Rome LLP
                             The Chrysler Building
                              405 Lexington Avenue
                               New York, NY 10174

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                        SHAREHOLDER/INVESTOR INFORMATION
                                 (888) 785-5578

                                  ALPINE FUNDS
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                                 (914) 251-0880

                                    (06/04)

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) Alpine Series Trust
                  ---------------------------

     By (Signature and Title) /s/ Samuel A. Lieber
                              ----------------------------------------------
                              Samuel A. Lieber, President

     Date      7-7-04
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F51> /s/ Samuel A. Lieber
                                    ----------------------------------------
                                    Samuel A. Lieber, President

     Date      7-7-04
           ----------------------------------

     By (Signature and Title)*<F51> /s/ Sheldon Flamm
                                    ----------------------------------------
                                    Sheldon Flamm, Treasurer

     Date      7-7-04
           ----------------------------------

*<F51> Print the name and title of each signing officer under his or her signature.